                                                                    Exhibit C(2)


RAYMOND JAMES
    & ASSOCIATES, INC.



PRESENTATION MATERIALS



                                PROJECT DEVIL RAY


JULY 25, 2001

TABLE OF CONTENTS



         [ ]      Scope of Raymond James' Assignment                  1

         [ ]      Ecometry Corporation                                2

         [ ]      Valuation Analysis                                  3

                      -    Liquidation Value
                      -    Precedent M&A Transactions
                      -    Discounted Cash Flow
                      -    Comparable Public Companies

         [ ]      Conclusions                                         4

SCOPE OF RAYMOND JAMES' ASSIGNMENT

SCOPE OF RAYMOND JAMES' ASSIGNMENT
OVERVIEW

         [ ] Raymond James has been asked to provide a valuation analysis of Ecometry Corporation

         [ ] In performing our analysis, Raymond James used the following methodologies to assess Ecometry's valuation:

                      -    Liquidation Value

                      -    Precedent M&A Transactions
                           - Recent software transactions
                           - Recent going-private transactions

                      -    Discounted Cash Flow

                      -    Comparable Public Companies
                           - Direct comparables
                           - Other software companies

ECOMETRY CORPORATION

ECOMETRY CORPORATION
SITUATION ANALYSIS



         [ ] Company is experiencing negative trends in its recent financial and operational performance

                     -    Revenues and profitability

                     -    New implementations

                     - Lost a number of customers to dot-com shakeout (more to come)

         [ ] Lack of substantial backlog for remainder of 2001 (already through peak buying season)

         [ ]      Ecometry has fallen behind on technology curve

                     - Historically, spending on R&D has not been comparable to competitors

                                                 R&D          % Sales
                                               -------        -------
                           Ecometry            $ 4.6 m         11.9%
                           Retek               $39.4 m         34.3%
                           JDA Software        $30.5 m         35.1%
                           Egain               $22.3 m         48.9%

                     - To remain competitive, R&D spending will continue to be a significant % of sales

ECOMETRY CORPORATION
SITUATION ANALYSIS


         [ ] Company has relied on the HP/MPE platform. NT and Unix offerings have been released but remain unproven

         [ ] Software development language is considered outdated and difficult to work with

         [ ]      Customer satisfaction is declining

         [ ]      United Kingdom/Global product is outdated

                          -   8 active customers; 13 inactive customers

                          - Providing any support to active customers (no new product sales)

                          -   Current release = Version 3.1

         [ ] Retail Management System functionality is needed to round-out Ecometry's product offering

ECOMETRY CORPORATION
SITUATION ANALYSIS



         [ ]      Blue-chip customer base

              -   Over 220 active U.S. customers

              -   Sample of current customers:

                  Nordstrom              KBKids.com          Egghead

                  Urban Outfitters       Hickory Farms       Lego

         [ ]      Ecometry is continuing to win new business

              -   14 installations in 2nd quarter

                  Sample of new customers:

                  Coach                  Ross Simon's        Flaghouse

                  Vitacost               Cosmetique          Home Trends

         [ ]      Proven management team

ECOMETRY CORPORATION
CUSTOMER CALL FEEDBACK


Customers expressed a need for improved customer support and technical functionality, but believe Ecometry's business logic is sound.

       CUSTOMER    PLATFORM       SIZE        COMMENTS
       --------    --------     ---------     -----------------------------------------------------------------------------------
          A          MPE        210 Users     - Serious problems with customer support and technology
                                              - No front-end edit validation
                                              - Spaghetti code requires significant regression testing which is not completed
                                              - When the software works correctly, it does what is advertised
                                              - Technology is a big weakness, but call center reps like ease of use
                                              - Tries not to install any upgrades that are not absolutely necessary

          B          MPE        250 Users     - Generally pleased with the Company and the software
                                              - No serious problems with customer support
                                              - One outstanding support issue, which is currently being worked on
                                              - One downfall is the non-windows interface
                                              - Functional shortcoming is the inability to do point-to-point marketing

          C          MPE        20 Users      - Mixed reviews about Ecometry
                                              - Software works well, most of the time
                                              - Ecometry is not very responsive when a problem occurs
                                              - Ecometry is not willing to work to find a solution acceptable to all involved parties

          D          MPE        Site license  - Needs improvement in customer support
                                              - Should become more forward-looking with their technology
                                              - Software is written in an old language
                                              - Cannot easily get to the data; have commit/rollback problems with database
                                              - Would like to use their own modules and integrate them with Ecometry
                                              - Considering going to a homegrown solution

          E          NT        20 Users       - Generally pleased with the Company and the software
                                              - Liked the "one-stop" solution Ecometry offered
                                              - Ecometry needs to work on its marketing effort

          Note: Attempted to contact 4 other customers, but phone calls were not returned

ECOMETRY CORPORATION
RESEARCH & DEVELOPMENT


ECOMETRY'S SPENDING ON RESEARCH & DEVELOPMENT HAS FALLEN BEHIND THE COMPETITION



                                    [GRAPH]

ECOMETRY CORPORATION
MARKET ENVIRONMENT


                                    +                                                               -
                           ----------------                                                   ------------
         [ ]      Substanial market opportunity                         [ ]     Economic slowdown has caused companies to conserve
                                                                                cash and delay new, discretionary investments
                     -  Retail companies spend approximately
                        $20 billion per year on software solutions
                                                                        [ ]     Start-ups are struggling to raise capital and
                     -  6,000 brick and mortar retailers                        therefore do not have the funds to invest in new
                        8,000 manufacturers and brands                          systems or technology
                        4,000 direct marketers and catologers

         [ ]      Projected shift from home-grown solutions to          [ ]     Retail companies are being very cautious given
                  packaged applications                                         indications that consumer spending is slowing

ECOMETRY CORPORATION
COMPETITIVE LANDSCAPE


         [ ] Convergence of catalog, direct sales, traditional retail stores, and Internet market into a single multi-channel marketplace

         [ ]      Increased number of competitors in the new marketplace

                  -    Companies traditionally focused on e-business and
                           traditional retail stores are now entering multi-channel market

                  -    Larger ERP companies are looking downstream to smaller
                           companies for new selling opportunities

         [ ] Increased competitiveness is forcing companies to discount to win business leading to reduced margins

         [ ] "One-stop shopping" is becoming more pervasive as clients demand full solutions from service providers

VALUATION ANALYSIS

LIQUIDATION VALUE

LIQUIDATION VALUE
SUMMARY


         [ ] Hypothetical analysis which represents "floor" valuation for the Company

         [ ] Applied "recovery" percentages to balance sheet assets and liabilities

                  - Also considered off-balance sheet assets and liabilities and necessary short-term operating costs

         [ ]      Significant Variables:

                  -  Litigation contingency

                  -  Accounts receivable collectibility

                  -  Lease commitments

LIQUIDATION VALUE
ADJUSTED BOOK VALUE ANALYSIS

                                                                     AS OF        ASSUMED    ADJUSTED BOOK
                                                                 JUNE 30, 2001     VALUE %       VALUE
                                                                 -------------    --------   -------------
      Current Assets:
         Cash and Cash Equivalents                                  $ 37,781        100%       $ 37,781
         Accounts Receivable                                           3,445         50%          1,723
         Income Tax Receivable                                         1,742        100%          1,742
         Inventory                                                       189         50%             95
         Deferred Income Taxes                                           595          0%             --
         Prepaid Expenses and Other Current Assets                       779         10%             78
                                                                    --------                   --------
      Total Current Assets                                            44,532                     41,418

      Property and Equipment (net)                                     2,782         50%          1,391

      Other Assets                                                       148          0%             --
                                                                    --------                   --------

      TOTAL ASSETS                                                  $ 47,462                   $ 42,809

      Current Liabilities:
         Accounts Payable and Accrued Expenses                         4,065        100%          4,065
         Deferred Revenue                                              1,452        100%          1,452
         Current Portion of Capital Lease Obligations                     33        100%             33
                                                                    --------                   --------
      Total Current Liabilities                                        5,551                      5,551

      Long-term Portion of Capital Lease Obligations                      98        100%             98
      Deferred Income Taxes                                              173        100%            173
                                                                    --------                   --------

      TOTAL LIABILITIES                                             $  5,821                   $  5,821

      EXCESS OF ASSETS OVER LIABILITIES                             $ 41,641                   $ 36,988

      Other/Contingencies:
      Operating Costs for 60 days                                                                (3,393)
      Equipment Lease Buyouts                                                                      (231)
      NPV of Asset Marketing Receivable                                                             721
      Legal Fees                                                                                   (300)
      Facility Lease Buyouts                                                                     (1,080)
      Litigation Contingency                                                                         --
                                                                                               --------
      ESTIMATED PROCEEDS TO COMMON SHAREHOLDERS                     $ 41,641                   $ 32,705
                                                                    ========                   ========

      -------------------------------------------------------------------------------------------------
      NUMBER OF COMMON SHARES OUTSTANDING                             12,446                     12,446
      PRICE PER SHARE                                               $   3.35                   $   2.63
      -------------------------------------------------------------------------------------------------

LIQUIDATION VALUE
CONCLUSIONS


         [ ] Our estimated liquidation value is significantly higher than the current public market value of Ecometry

         [ ] This approach does not assign "going concern" value to Ecometry. Approach ignores:

                     -   Customer base

                     -   Product and technology

                     -   Brand and reputation

         [ ] However, ongoing commitment to installed base of customers is difficult to determine

                     - If Ecometry is unable to remove itself from its current contracts or assign contracts to a third party, could result in a further financial drain on the Company

VALUATION ANALYSIS
PRECEDENT M&A TRANSACTIONS

PRECEDENT M&A TRANSACTIONS
SUMMARY


         [ ]      Analyzed recent M&A transactions in the software space

                     -  Total Enterprise Value (TEV)/Revenues

                     -  Purchase Price of Equity/Tangible Book Value

         [ ] Examined recent going-private transactions across all industries (with transaction values less than $200 million)

                     -  TEV/Revenues

                     -  Purchase Price of Equity/Tangible Book Value

         [ ]      Analyzed specific transactions:

                     -  Roy F. Weston Going-Private

                     -  Kana/Broadbase Software Merger

                     -  Divine/eshare Merger (announced)

                     -  CIBER/Aris Merger (announced)

PRECEDENT M&A TRANSACTIONS
RECENT SOFTWARE TRANSACTIONS

                                                                                                    Total                   Equity
                                                                                                    Enter-                  Value/
                                                                                          Equity    prise   TEV/    TEV/      Net
Announced    Target Name                 Target Description            Acquirer Name      Value     Value   Sales  EBITDA   Income
---------    -----------                 ------------------            -------------     -------   -------  -----  ------   ------
06/22/01     Sunquest Information        Develops integrated software  Misys PLC
             Systems                                                                     $  404.2 $  399.9   3.2x    16.3x    30.9
06/18/01     Avert Inc                   Develops software             Automatic Data
                                                                       Processing            90.1     88.9   5.1     19.8     33.4
05/16/01     Integrated Measurement      Develops engineering test     Credence Systems
             Systems                     software                      Corp                 191.3    182.0   2.3      8.6     18.0
04/09/01     Broadbase Software          Develops e-business software  Kana
                                                                       Communications       176.0     46.3   0.8      N/M      N/M
01/17/01     WebTrends Corporation       Provides Internet Solutions   NetIQ Corp         1,031.2  1,022.9  21.2    129.5    149.5
12/21/00     Great Plains Software       Business management software  Microsoft Corp       939.9    911.0   4.1     36.3      N/M
11/27/00     Objective Systems           Develops management software  Agilent
             Integrators                                               Technologies         733.5    707.2   9.2     75.2    170.6
11/02/00     SAGA Systems Inc            Develops applications         Software AG
                                         software                                           348.0    295.1   1.5     12.8     35.2
10/26/00     Corsair Communications Inc  Telecom software systems      Lightbridge          170.9    161.7   2.4      9.2     11.7
10/24/00     Intrepa LLC                 Develops software             Manhattan
                                                                       Associates           30.0     31.3   4.4      N/M      N/M
07/27/00     AXENT Technologies Inc      Develops software             Symantec Corp        988.1    933.1   7.2     84.1    395.2
06/12/00     Comptek Research            Programming software &        Northrop Grumman
                                         services                      Corp                 180.5    224.1   1.7     14.6     40.1
06/08/00     CustomerAnalytics           Develops software             Exchange
                                                                       Applications         108.9    106.9   6.3      N/M      N/M
06/05/00     Primark Corp                Develops databases software   Thomson Corp       1,080.9  1,132.9   2.3     10.9     79.5
04/05/00     Harbinger Corp              Electronic commerce software  Peregrine Systems  1,907.4  1,856.5  12.4     65.2     94.9
04/03/00     Knowledge Stream Partners   Develops e-crm software       Exchange
                                                                       Applications          52.0     52.5  12.5      N/M      N/M
03/06/00     Loronix Information         Develops software             Comverse
             Systems                                                   Technology           268.9    264.6   9.0    111.5    336.1
02/22/00     Sterling Commerce           Develops e-commerce software  SBC Communications 3,840.9  3,557.8  23.5      N/A    136.2
02/14/00     Sterling Software           Develop systems software      Computer
                                                                       Associates            68.9    264.6   9.0    111.5    336.1
02/07/00     Inprise Corp                Develop computer software     Corel Corp         1,255.5    918.2   5.3      N/M     20.7
01/17/00     Caere corp                  Develops software             ScanSoft             147.5    123.7   1.9      9.3     16.2
01/12/00     Best Software               Develop HR software           Sage Group PLC       446.3    421.6   4.9     22.5     53.8
12/01/99     Ardent Software             Develops applications         Informix Corp
                                         software                                           909.2    883.7   5.7     32.3    154.1
10/18/99     Clarify                     Develops retail office        Nortel Networks
                                         software                      Corp               1,863.2  1,839.8   9.2     63.4    120.2
06/08/99     Island Pacific Systems      Retail computer software      SVI Holdings          35.0     33.4   2.2      N/M      N/M
05/17/99     ULTRADATA Corp              Develops financial software   CFI ProServices       64.0     64.9   2.1     32.6    213.4

                                                                                                   -------------------------------
                                                                                                     Mean    6.3x    41.4x   117.1x
                                                                                                    Median   4.6     31.7     87.2
                                                                                                     Max    23.5    129.5    395.2
                                                                                                     Min     0.8      8.6     11.7
                                                                                        Equity    Equity
                                                                                        Value/    Value/
                                                                                         Net     Tangible
Announced  Target Name                Target Description            Acquirer Name       Income     Book         Premium Analysis
---------  -----------                ------------------            -------------      --------  --------  -------------------------
                                                                                                            1 day   1 week   1 month
                                                                                                           -------  ------   -------
06/22/01   Sunquest Information        Develops integrated software  Misys PLC
           Systems                                                                        30.9      4.0x    63.3%    65.5%    71.4%
06/18/01   Avert Inc                   Develops software             Automatic Data
                                                                     Processing           33.4      8.5     25.7%    13.7%    35.0%
05/16/01   Integrated Measurement      Develops engineering test     Credence Systems
           Systems                     software                      Corp                 18.0      2.9     58.5%    49.6%    65.0%
04/09/01   Broadbase Software          Develops e-business software  Kana
                                                                     Communications        N/M      1.3     28.0%   -54.7%   -69.6%
01/17/01   WebTrends Corporation       Provides Internet Solutions   NetIQ Corp          149.5     11.3      9.5%    29.4%    43.6%
12/21/00   Great Plains Software       Business management software  Microsoft Corp        N/M      9.8     29.7%   -19.8%     6.5%
11/27/00   Objective Systems           Develops management software  Agilent
           Integrators                                               Technologies        170.6     14.2     31.5%    79.8%    99.3%
11/02/00   SAGA Systems Inc            Develops applications         Software AG
                                       software                                           35.2      3.1    109.1%   130.0%   119.1%
10/26/00   Corsair Communications Inc  Telecom software systems      Lightbridge          11.7      2.7     34.6%    35.2%    16.8%
10/24/00   Intrepa LLC                 Develops software             Manhattan
                                                                     Associates            N/M      N/M      N/M      N/M      N/M
07/27/00   AXENT Technologies Inc      Develops software             Symantec Corp       395.2      7.0     67.1%    41.5%    27.4%
06/12/00   Comptek Research            Programming software &        Northrop Grumman
                                       services                      Corp                 40.1      N/M     29.7%    31.6%    39.3%
06/08/00   CustomerAnalytics           Develops software             Exchange
                                                                     Applications          N/M      N/M      N/M      N/M      N/M
06/05/00   Primark Corp                Develops databases software   Thomson Corp         79.5      N/M     31.0%    45.8%    49.4%
04/05/00   Harbinger Corp              Electronic commerce software  Peregrine System     94.9     18.4     90.6%    42.3%    29.7%
04/03/00   Knowledge Stream Partners   Develops e-crm software       Exchange
                                                                     Applications          N/M      N/M      N/M      N/M      N/M
03/06/00   Loronix Information         Develops software             Comverse
           Systems                                                   Technology          336.1     25.2     40.0%    48.2%    62.6%
02/22/00   Sterling Commerce           Develops e-commerce software  SBC Communicatio    136.2      8.5     40.2%    36.7%    70.2%
02/14/00   Sterling Software           Develop systems software      Computer
                                                                     Associates          232.5      7.7     14.1%    35.8%    31.3%
02/07/00   Inprise Corp                Develop computer software     Corel Corp           20.7      5.8     15.5%    22.0%     6.2%
01/17/00   Caere corp                  Develops software             ScanSoft             16.2      2.4     58.0%    59.3%    69.4%
01/12/00   Best Software               Develop HR software           Sage Group PLC       53.8     13.3     16.9%    30.2%    35.9%
12/01/99   Ardent Software             Develops applications         Informix Corp
                                       software                                          154.1     20.1     46.7%    51.4%    80.7%
10/18/99   Clarify                     Develops retail office        Nortel Networks
                                       software                      Corp                120.2     18.9     58.0%    48.8%    37.2%
06/08/99   Island Pacific Systems      Retail computer software      SVI Holdings          N/M      N/M      N/M      N/M      N/M
05/17/99   ULTRADATA Corp              Develops financial software   CFI ProServices     213.4      9.0     42.9%    50.0%    66.7%

                                                                                      ---------------------------------------------
                                                                                         117.1      9.7     42.7%    39.6%    45.1%
                                                                                          87.2      8.5     37.3%    41.9%    41.5%
                                                                                         395.2     25.2    109.1%   130.0%   119.1%
                                                                                          11.7      1.3      9.5%   -54.7%   -69.6%
                                                                                      ---------------------------------------------

PRECEDENT M&A TRANSACTIONS
RECENT SOFTWARE TRANSACTIONS (CONTINUED)

                                                                                                                    Stock
                                                                                                                   Price of
                                                                                        Transaction                Buyer at
           Announced              Target Name                   Acquiror Name            Structure     Ticker    Announcement
           ---------              -----------                   -------------           ------------   ------    ------------
           06/22/01        Sunquest Information Systems    Misys PLC                       All Cash      N/M             N/M
           06/18/01        Avert Inc                       Automatic Data Processing       All Cash      N/M             N/M
           05/16/01        Integrated Measurement          Credence Systems Corp          All Stock      CMOS        $ 24.76
           04/09/01        Broadbase Software              Kana Communications            All Stock      KANA        $  0.81
           01/17/01        WebTrends Corporation           NetIQ Corp                     All Stock      NTIQ        $ 61.25
           12/21/00        Great Plains Software           Microsoft Corp                 All Stock      MSFT        $ 43.44
           11/27/00        Objective Systems Integrators   Agilent Technologies            All Cash      N/M             N/M
           11/02/00        SAGA Systems Inc                Software AG                     All Cash      N/M             N/M
           10/26/00        Corsair Communications Inc      Lightbridge                    All Stock      LTBG        $ 13.13
           10/24/00        Intrepa LLC                     Manhattan Associates           Cash/Stock     MANH        $ 62.75
           07/27/00        AXENT Technologies Inc          Symantec Corp                  All Stock      SYMC        $ 50.25
           06/12/00        Comptek Research                Northrop Grumman Corp          All Stock      NOC         $ 75.38
           06/08/00        Customer Analytics              Exchange Applications          All Stock      EXAP        $ 23.13
           06/05/00        Primark Corp                    Thomson Corp                    All Cash      N/M             N/M
           04/05/00        Harbinger Corp                  Peregrine Systems              All Stock      PRGN        $ 58.00
           04/03/00        Knowledge Stream Partners       Exchange Applications          All Stock      EXAP        $ 43.31
           03/06/00        Loronix Information Systems     Comverse Technology            All Stock      CMVT        $235.63
           02/22/00        Sterling Commerce               SBC Communications              All Cash      N/M             N/M
           02/14/00        Sterling Software               Computer Associates            All Stock      CA          $ 69.31
           02/07/00        Inprise Corp                    Corel Corp                     All Stock      CORL        $ 19.31
           01/17/00        Caere Corp                      ScanSoft                       Cash/Stock     SSFT        $  6.56
           01/12/00        Best Software                   Sage Group PLC                  All Cash      N/M             N/M
           12/01/99        Ardent Software                 Informix Corp                   All Cash      N/M             N/M
           10/18/99        Clarify                         Nortel Networks Corp           All Stock      NT          $ 52.38
           06/08/99        Island Pacific Systems          SVI Holdings                    All Cash      N/M             N/M
           05/17/99        ULTRADATA Corp                  CFI ProServices                 All Cash      N/M             N/M


                                                                                                     Stock Price
                                                                                                       Of Buyer       Percent
           Announced              Target Name                            Acquiror Name                 7/23/01        Change
           ---------              -----------                            -------------               -----------      -------
           06/22/01        Sunquest Information Systems             Misys PLC                              N/M           N/M
           06/18/01        Avert Inc                                Automatic Data Processing              N/M           N/M
           05/16/01        Integrated Measurement                   Credence Systems Corp               $21.58         -12.8%
           04/09/01        Broadbase Software                       Kana Communications                 $ 1.90         134.6%
           01/17/01        WebTrends Corporation                    NetIQ Corp                          $25.65         -58.1%
           12/21/00        Great Plains Software                    Microsoft Corp                      $67.32          55.0%
           11/27/00        Objective Systems Integrators            Agilent Technologies                   N/M           N/M
           11/02/00        SAGA Systems Inc                         Software AG                            N/M           N/M
           10/26/00        Corsair Communications Inc               Lightbridge                         $13.70           4.4%
           10/24/00        Intrepa LLC                              Manhattan Associates                $32.52         -48.2%
           07/27/00        AXENT Technologies Inc                   Symantec Corp                       $48.67          -3.1%
           06/12/00        Comptek Research                         Northrop Grumman Corp               $77.89           3.3%
           06/08/00        Customer Analytics                       Exchange Applications               $ 0.38         -98.4%
           06/05/00        Primark Corp                             Thomson Corp                           N/M           N/M
           04/05/00        Harbinger Corp                           Peregrine Systems                   $21.96         -62.1%
           04/03/00        Knowledge Stream Partners                Exchange Applications               $ 0.56         -98.7%
           03/06/00        Loronix Information Systems              Comverse Technology                 $26.94         -88.6%
           02/22/00        Sterling Commerce                        SBC Communications                     N/M           N/M
           02/14/00        Sterling Software                        Computer Associates                 $33.00         -52.4%
           02/07/00        Inprise Corp                             Corel Corp                          $ 3.45         -82.1%
           01/17/00        Caere Corp                               ScanSoft                            $ 1.57         -76.1%
           01/12/00        Best Software                            Sage Group PLC                         N/M           N/M
           12/01/99        Ardent Software                          Informix Corp                          N/M           N/M
           10/18/99        Clarify                                  Nortel Networks Corp                $ 7.24         -86.2%
           06/08/99        Island Pacific Systems                   SVI Holdings                           N/M           N/M
           05/17/99        ULTRADATA Corp                           CFI ProServices                        N/M           N/M
                                                                                                    -------------------------
                                                                                                        Mean          -35.6%
                                                                                                       Median         -55.3%
                                                                                                         Max          134.6%
                                                                                                         Min          -98.7%
                                                                                                    -------------------------

PRECEDENT M&A TRANSACTIONS
RECENT GOING-PRIVATE TRANSACTIONS

                                                                                                                     Equity
Announced            Target Name               Target Business Description                 Acquiror Name             Value
---------            -----------               ---------------------------                 -------------             -----

12/11/2000   PBOC Holdings Inc                 Bank holding co                    FBOP Corp, Oak Park, Illinois     $3,089.9
07/22/1999   White Cap Industries Inc          Wholesale specialty tools          Investor Group                       238.9
11/10/1999   Avado Brands Inc                  Own and operate restaurants        Investor Group                       543.0
02/15/2001   VICORP Restaurants Inc            Own,op franchised restaurants      Investor Group                       178.0
07/12/1999   TSI Inc                           Mnfr indl measuring instr          JJF Acquisition Inc                  167.4
05/30/2001   Bacou USA Inc                     Manufacture ophthalmic goods       Bacou SA                             621.9
02/28/2000   Bristol Hotels & Resorts Inc      Own and operate hotels             Bass PLC                             144.0
11/22/1999   Garden Ridge Corp                 Own,op homefurnishing stores       GR Acquisition Corp                  181.5
05/25/2000   Protocol Systems Inc              Mnfr patient monitors              Welch Allyn Inc                      125.0
05/10/2000   WMF Group LTD                     Mortgage bank                      Prudential Mortgage Capital          170.5
05/17/2001   Armtran Inc                       Own,op passenger airline co        J. George Mikelsons                  761.1
04/24/2000   Cherry Corp                       Mnfr electronic equipment          Investor Group                       348.4
10/25/2000   Meridian Insurance Group Inc      Insurance holding company          State Auto Mutual Insurance Co.      263.2
06/06/2000   PSC Inc                           Mnfr, whl bar code products        Welch Allyn Inc                      244.6
12/26/2000   Netcreations Inc                  Advertising agency                 Seat Pagine Gialle SPA                79.2
09/19/2000   US Franchise Systems Inc          Pvd franchise services             Pritzker Group                        97.8
01/31/2000   ThermoQuest Corp                  Mnfr mass spectrometers            Thermo Instrument Systems Inc        902.2
12/19/2000   Loislaw.com Inc                   Pvd legal info via internet        Wolters Kluwer NV                     84.4
11/16/2000   II Fornaio America Corp           Own, operate restaurant            Bruckman Rosser Sherill & Co          72.4
09/09/1999   Novacare Employee Services Inc    PVD help supply services           Investor Group                        70.0
02/25/2000   Spanlink Communications Inc       Mfr interactive comp telecomm      Spanlink Acquisition Group            69.3
10/06/1999   Conso International Corp          Mnfr homefurnishings, trimming     CIC Acquisition Co                   106.4
03/15/1999   Haskel International Inc          Mnfr pumps, plungers, boosters     Investor Group                        52.8
05/26/2000   Acme Electric Corp                Mnfr electronic transformers       Key Components LLC (Kelso & Co)       55.5
10/20/1999   Thermoretec Corp                  Mnfr processed metals              Thermo Electron Corp                 165.1
03/13/2001   Roy F Weston Inc                  Environmental consulting           Investor Group                        52.3
04/26/2000   Acme Electric Corp                Mnfr electronic transformers       Investor Group                        50.2
10/04/2000   Home-Stake Oil & Gas Co           Oil and Gas exploration, prodn     Cortez Oil & Gas                      49.8
05/17/2001   Data Research Associates Inc      Dvlp integrated computer sys       SIRSI Corp                            40.9
10/25/2000   Uno Restaurant Corp               Own,op franchise restaurants       Investor Group                       166.4
05/11/2000   Old Guard Group Inc               Insurance company                  Ohio Farmers Insurance Co             38.8
02/21/2000   Northstar Computer Forms Inc      Publish manifold bus forms         Ennis Business Forms Inc              40.3
01/06/2000   Saratoga Beverage Group Inc       Produce, whl bottled water         North Castle Partners                 60.3
08/28/2000   800-JR Cigar Inc                  Wholesale tobacco                  Investor Group                       151.5
05/26/2000   KLLM Transport Services Inc       Trucking Company                   Height Road Acquisition Corp          77.5
01/31/2000   Thermo Sentron Inc (Thermedics)   Mnfr packaging machinery           Thermedics (Thermo Electron)         153.5
02/19/2000   Diehl Graphsoft Inc               Develop commercial programs        Nemetschek AG                         28.3
08/07/2000   US Vision Inc                     Operate optical goods stores       Norcross Roberts Group                51.8
01/31/2000   ONIX Systems Inc                  Mnfr process control device        Thermo Instrument Systems Inc        128.8
05/10/2000   GZA GeoEnvironmental Tech         Pvd remediation systems svcs       Investor Group                        18.1
01/26/2001   Perry County Financial Corp       Savings,loan holding co            Jefferson County Bancshares           58.5
01/31/2000   Sunrise Intl Leasing Inc          Provide computer leasing svcs      King Management Corp                 112.1
10/17/2000   Trex Medical Corp (ThermoTrex)    Mnfr mammography, x-ray equip      Thermo Electron Corp                  72.9
01/31/2000   Metrika Systems Corp              Mnfr measurement technologies      Thermo Instrument Systems Inc         81.2
11/10/2000   Holt's Cigar Holding Inc          Own and operate tobacco stores     HCH Acquisition Corp                  28.1
07/29/1999   Concord Fabrics Inc               Mnfr, whl woven converters, knit   Concord Fabrics Inc                   28.7
02/01/2000   Arizona Instrument Corp           Mnfr moisture analysis instr       Investor Group                         6.9
12/27/2000   Venturian Corp                    Wholesale trucks, related parts    Investor Group                        11.8
11/06/2000   Elliott Brothers Inc              Mnfr, wholesale sporting goods     Investor Group                        56.9
12/11/2000   Casco International Inc           Pvd incentive programs             Investor Group                         8.1


                                                                                                               Equity
                                                Total                             Tangible                     Value/
                                              Enterprise     TTM        TTM         Book     TEV/      TEV/     Tang.    Control
Announced            Target Name                Value      Revenues    EBITDA      Value    Revenue   EBITDA    Book    Premium(1)
---------            -----------              ----------   --------    ------     --------  -------   ------   ------   ----------

12/11/2000   PBOC Holdings Inc                $  199.2     $  244.6   $   13.9   $  193.3     0.8x     14.3x    16.0x      8.1%
07/22/1999   White Cap Industries Inc            185.3        304.2       26.3       25.2     0.6       7.0      9.5      45.1%
11/10/1999   Avado Brands Inc                    239.9        662.8       79.9      (14.0)    0.4       3.0      N/M      38.1%
02/15/2001   VICORP Restaurants Inc              178.5        372.0       41.4      126.7     0.5       4.3      1.4      34.6%
07/12/1999   TSI Inc                             177.9         85.2       12.5       43.9     2.1      14.2      3.8      45.2%
05/30/2001   Bacou USA Inc                       515.5        322.3       78.7       27.8     1.6       6.6     22.4      17.3%
02/28/2000   Bristol Hotels & Resorts Inc        169.0        294.9        4.9       31.9     0.6      34.6      4.5      94.9%
11/22/1999   Garden Ridge Corp                   217.4        364.7       24.8      128.3     0.6       8.8      1.4      65.8%
05/25/2000   Protocol Systems Inc                140.4         65.5        2.2       50.2     2.1      64.0      2.5      25.5%
05/10/2000   WMF Group LTD                       101.6         70.4        7.2       38.5     1.4      14.1      4.4      42.4%
05/17/2001   Armtran Inc                         321.9       1317.7      126.8       96.8     0.2       2.5      7.9     114.0%
04/24/2000   Cherry Corp                         275.7        482.7       53.8      173.1     0.6       5.1      2.0     109.1%
10/25/2000   Meridian Insurance Group Inc        258.8        243.1       51.4      118.2     1.1       5.0      2.2      65.5%
06/06/2000   PSC Inc                             117.1        233.5       35.2      (49.5)    0.5       3.3      N/M     111.3%
12/26/2000   Netcreations Inc                    109.2         55.3       13.1       50.4     2.0       8.3      1.6      25.1%
09/19/2000   US Franchise Systems Inc            100.2         22.9        2.4       29.7     4.4      41.8      3.3      14.3%
01/31/2000   ThermoQuest Corp                    873.5        443.8       88.7      192.7     2.0       9.9      4.7      47.0%
12/19/2000   Loislaw.com Inc                      92.0         10.3      (15.3)      28.0     8.9       N/M      3.0     322.3%
11/16/2000   II Fornaio America Corp              76.8        117.2       10.8       45.8     0.7       7.1      1.6      23.9%
09/09/1999   Novacare Employee Services Inc       72.7       1544.6       22.3       (2.2)    0.0       3.3      N/M      -3.6%
02/25/2000   Spanlink Communications Inc          67.8         11.3      0.339        2.5     6.0     199.9     28.0       6.3%
10/06/1999   Conso International Corp             66.1        117.6       17.0       28.7     0.6       3.9      3.7      75.6%
03/15/1999   Haskel International Inc             64.9         53.8        7.8       32.2     1.2       8.3      1.6      49.6%
05/26/2000   Acme Electric Corp                   46.5         77.2        8.1       23.3     0.6       5.8      2.4      22.0%
10/20/1999   Thermoretec Corp                    124.5        146.8        4.8       30.6     0.8      25.8      5.4      33.3%
03/13/2001   Roy F Weston Inc                     66.0        267.0        8.8       61.5     0.2       7.5      0.9      14.7%
04/26/2000   Acme Electric Corp                   41.3         77.2        8.1       23.3     0.5       5.1      2.2      33.3%
10/04/2000   Home-Stake Oil & Gas Co              50.3         16.9       10.3       22.1     3.0       4.9      2.3       2.3%
05/17/2001   Data Research Associates Inc         50.0         27.7        4.8       26.1     1.8      10.4      1.6      86.1%
10/25/2000   Uno Restaurant Corp                 111.8        231.2       30.7       81.7     0.5       3.6      2.0      60.8%
05/11/2000   Old Guard Group Inc                  47.1        112.7       24.6       73.3     0.4       1.9      0.5      25.5%
02/21/2000   Northstar Computer Forms Inc         41.8         44.4        7.3       19.1     0.9       5.8      2.1      51.4%
01/06/2000   Saratoga Beverage Group Inc          39.7         40.0        3.5       (8.3)    1.0      11.2      N/M      23.9%
08/28/2000   800-JR Cigar Inc                    155.6        317.0       21.7       79.3     0.5       7.2      1.9      18.9%
05/26/2000   KLLM Transport Services Inc          33.0        230.0       19.6       50.9     0.1       1.7      1.5      -5.3%
01/31/2000   Thermo Sentron Inc (Thermedics)     148.8        110.9       14.1       20.7     1.3      10.6      7.4       6.9%
02/19/2000   Diehl Graphsoft Inc                  29.5          8.8        2.6        9.5     3.3      11.2      3.0      52.0%
08/07/2000   US Vision Inc                        31.2        147.4        5.8       40.4     0.2       5.4      1.3      33.3%
01/31/2000   ONIX Systems Inc                    129.5        141.7        9.9       86.6     0.9      13.1      1.5      16.1%
05/10/2000   GZA GeoEnvironmental Tech            24.1         44.2        3.7       25.6     0.5       6.5      0.7       0.4%
01/26/2001   Perry County Financial Corp          13.0          6.3        1.6       12.4     2.1       8.1      4.7      34.3%
01/31/2000   Sunrise Intl Leasing Inc             37.6         64.8       48.4       31.5     0.6       0.8      3.6       0.0%
10/17/2000   Trex Medical Corp (ThermoTrex)       70.3        251.6      (17.7)      96.5     0.3       N/M      0.8     -37.5%
01/31/2000   Metrika Systems Corp                 66.8         72.8        9.0       35.3     0.9       7.4      2.3       0.0%
11/10/2000   Holt's Cigar Holding Inc             34.8         34.3        4.9       29.0     1.0       7.1      1.0      44.3%
07/29/1999   Concord Fabrics Inc                  18.0         90.6        5.1       47.9     0.2       3.6      0.6      35.5%
02/01/2000   Arizona Instrument Corp               9.9         13.6        1.4        6.1     0.7       7.0      1.1      40.4%
12/27/2000   Venturian Corp                        7.1         25.1        0.2       10.9     0.3      35.3      1.1     196.3%
11/06/2000   Elliott Brothers Inc                 11.9        163.6        7.0       23.5     0.1       1.7      2.4       2.3%
12/11/2000   Casco International Inc               3.4         24.2        1.8        3.8     0.1       1.9      2.1      71.0%

                                                                                   Mean       1.2x     14.2x     4.0x     44.8%

                                                                                  Median      0.6       7.1      2.2      33.8%
                                                                                   Max        8.9     199.9     28.0     322.3%
                                                                                   Min        0.0       0.8      0.5     -37.5%

Criteria:

a)  Transaction Value <$200 m

b)  January 1, 1999 - June 29, 2001

    (1) Control premiums are calculated from the target stock price one week before the announcement

PRECEDENT M&A TRANSACTIONS
SELECTED GOING-PRIVATE TRANSACTIONS

                                                                    Equity      Book      Tangible    Equity Value/    Equity Value/
Target Name                        Target Description                Value     Value     Book Value    Book Value       Tang. Book
-----------                        ------------------               ------     -----     ----------   ------------     ------------
Roy F Weston Inc                  Environmental consulting           $52.3      $63.2       $61.5          0.8x            0.9x
Novacare Employee Services Inc    Pvd help supply services            70.0       75.8        (2.2)         0.9            N/M
Casco International Inc           Pvd incentive programs               8.1        9.0         3.8          0.9             2.1
Old Guard Group Inc               Insurance company                   38.8       73.9        73.3          0.5             0.5
ONIX Systems Inc                  Mnfr process control device        128.8      147.9        86.6          0.9             1.5
GZA GeoEnvironmental Tech         PVD remediation systems svcs        18.1       29.2        25.6          0.6             0.7
Trex Medical Corp (Thermo Trex)   Mnfr mammography, x-ray equip       72.9      147.7        96.5          0.5             0.8
Concord Fabrics Inc               Mnfr, whl woven converters, knit    28.7       47.9        47.9          0.6             0.6
Arizona Instrument Corp           Mnfr moisture analysis instr         6.9        8.0         6.1          0.9             1.1



Criteria:

a)  Transaction Value <$200 m

b)  Equity Value/Book Value <1.0x

PRECEDENT M&A TRANSACTIONS
ROY F. WESTON GOING-PRIVATE TRANSACTION

TARGET'S DESCRIPTION:      Weston is an infrastructure redevelopment services
                           firm which delivers integrated environmental
                           engineering solutions to industrial and government
                           clients, providing services in site remediation,
                           redevelopment, infrastructure operations and
                           knowledge management.

ACQUIROR:                  American Capital Strategies (ACAS)

DATES:                     Announced - March 13, 2001           Completed - June 4, 2001

TERMS:                     $5.02 per share for Class A shares   $5.38 for Common shares


DEAL VALUE


Class A Shares Outstanding         8.19
Class A Share Price                5.02
                                -------
Implied Class A Total           $ 41.10
Common Shares Outstanding          2.09
Common Share Price                 5.38
                                -------
Implied Common Share Total      $ 11.24
                                -------
Total Implied Purchase Price    $ 52.34
Net Debt                        $ 13.66
                                -------
Total Enterprise Value          $ 66.00

ROY WESTON
TTM Revenues                    $266.98
Book Value                      $ 63.20
Tangible Book Value             $ 61.52

ACAS STOCK PERFORMANCE
Stock Price at Announcement      $25.56
Stock Price (07/23/01)           $26.84
Percent Change                      5.0%

CONTROL PREMIUMS (1)
1 Day Before Announcement           7.1%
1 Week Before Announcement         14.7%
1 Month Before Announcement        13.1%

TRANSACTION MULTIPLES
TEV/TTM Revenues                    0.25x
Equity Value/Book Value             0.83
Equity Value/Tangible Book Value    0.85


           (1) Control premiums calculated using Class A share price

PRECEDENT M&A TRANSACTIONS
ROY F. WESTON GOING-PRIVATE TRANSACTION




RAYMOND JAMES ROLE:        Weston retained Raymond James in 2000 to advise the
                           company and its Special Committee of the Board of Directors on strategic alternatives for the company.

                           Raymond James examined an array of alternatives including the sale of the company, merger with a third party, an aggressive acquisition program and re-capitalization of the company to eliminate its existing two tier stock structure.

                           The Special Committee, with concurrence of the full Board, concluded that either the sale of the company or merger with a third party were the only alternatives that would address the objectives of the company's stake holders.

                           Number of Contacts Made = 20 financial and/or
                                                     strategic buyers

                                                     Received 6 written
                                                     indications of interest


                           Raymond James served as financial advisor to Weston and issued a fairness opinion on the transaction.

PRECEDENT M&A TRANSACTIONS
KANA/BROADBASE SOFTWARE

TARGET'S DESCRIPTION:      Broadbase Software is a provider of customer-focused
                           analytic, marketing automation and e-service software
                           applications that analyze customer data from multiple
                           touch points, and use that information to execute
                           marketing campaigns, online merchandising and
                           content.

ACQUIROR:                  Kana (KANA)

DATES:                     Announced - April 9, 2001      Completed  -  June 29, 2001

TERMS:                     1.05 shares of Kana per Broadbase share

DEAL VALUE


Number of Shares                  82.19
Exchange Ratio                     1.05
                                -------
Kana Equivalent                   86.29
Kana Stock Price                $  2.04
                                -------
Implied Purchase Price          $176.04

Cash (03/31/01)                 $130.67
Debt (03/31/01)                 $  0.94
                                -------
Total Enterprise Value          $ 46.31

BROADBASE
TTM Revenues                    $ 54.99
Book Value                      $169.15
Tangible Book Value             $136.38

ACAS STOCK PERFORMANCE
Stock Price at Announcement     $ 0.81
Stock Price (07/23/01)          $ 1.88
Percent Change                     132%

CONTROL PREMIUMS
1 Day Before Announcement         28.0%
1 Week Before Announcement       -54.7%
1 Month Before Announcement      -69.6%

TRANSACTION MULTIPLES
TEV/TTM Revenues                  0.84 x
Equity Value/Book Value           1.04
Equity Value/Tangible Book Value  1.29

PRECEDENT M&A TRANSACTIONS
DIVINE/ESHARE

TARGET'S DESCRIPTION:      eshare communications is a provider of integrated
                           Customer Interaction Management (CIM) solutions that
                           power the customer relationship strategies of
                           businesses conducting traditional and Internet
                           commerce. eshare provides solutions for both
                           Web-based and traditional call center technologies.

ACQUIROR:                  Divine (DVIN)

DATES:                     Announced - July 9, 2001       Completed  -  Pending  (3Q 2001)

TERMS:                     1.94 shares of Divine per eshare share

DEAL VALUE                                  DIVINE STOCK PERFORMANCE

Number of Shares                 22.73      Stock Price at Announcement         $ 1.36
Exchange Ratio                    1.94      Stock Price (07/23/01)              $ 1.22
                                ------      Percent Change                       -10.3%
Divine Equivalent (1)            44.10
Average Divine Stock Price      $ 1.61
                                ------
Implied Purchase Price          $71.00

Cash (03/31/01)                 $ 9.88      CONTROL PREMIUMS
Debt (03/31/01)                 $ 0.00
                                ------      1 Day Before Announcement           144.0%
Total Enterprise Value          $61.12      1 Week Before Announcement          142.1%
                                            1 Month Before Announcement         147.9%


ESHARE                                      TRANSACTION MULTIPLES

TTM Revenues                    $82.60      TEV/TTM Revenues                      0.74x
Book Value                      $42.15      Equity Value/Book Value               1.68
Tangible Book Value             $38.23      Equity Value/Tangible Book Value      1.86

(1) divine can elect to pay cash, at an equivalent price ($3.12), for all shares issued over 28.5 million

PRECEDENT M&A TRANSACTIONS
CIBER/ARIS

         TARGET'S DESCRIPTION:      Aris Corporation is an e-business and information technology consulting company that helps companies maximize existing and new information technologies through a full range of e-business solutions, from business strategy and back-end enterprise applications to front-end Web development.

         ACQUIROR:                  CIBER (CBR)

         DATES:                     Announced - June 14, 2001                   Completed   -  Pending  (3Q2001)

         TERMS:                     0.22 shares of CIBER plus $1.30 in cash per eshare share

         DEAL VALUE
         Number of Shares                    11.32
         Exchange Ratio                       0.22
                                            ------
         CIBER Equivalent                     2.49
         CIBER Stock Price                  $ 6.71
         Cash ($1.30 per share)             $14.71
                                            ------
         Implied Purchase Price             $31.42

         Cash (03/31/01)                    $10.84
         Debt (03/31/01)                    $ 0.00
                                            ------
         Total Enterprise Value             $20.58


         ARIS
         TTM Revenues                       $60.80
         Book Value                         $44.78
         Tangible Book Value                $34.75

         CIBER STOCK PERFORMANCE
         Stock Price at Announcement        $  6.63
         Stock Price (07/23/01)             $  7.48
         Percent Change                       12.8%

         CONTROL PREMIUMS
         1 Day Before Announcement            47.7%
         1 Week Before Announcement           38.8%
         1 Month Before Announcement          46.1%

         TRANSACTION MULTIPLES
         TEV/TTM Revenues                     0.34 x
         Equity Value/Book Value              0.70
         Equity Value/Tangible Book Value     0.90

PRECEDENT MK&A TRANSACTIONS
CONCLUSIONS



     - In general, recent software transactions occurred at relatively high multiples of revenues and book value. Multiples impacted by:

          -    Timing of transaction - level of overall markets
          -    Size and profitability of target
          -    Consideration used in transaction

     - There have been a number of going-private transactions that have been completed at or below tangible book value

     - Transactions announced/completed at less than cash have only occurred when the companies are burning significant amounts of cash

          -    Announced purchase price for Broadbase was 35% of cash
          - Broadbase was expected to consume between $80 million and $100 million of cash in FY2001

VALUATION ANALYSIS

DISCOUNTED CASH FLOW

DISCOUNTED CASH FLOW
CHALLENGES


     -    Negative trends in business and general economy

          -    Revenues
          -    Profitability
          -    Net new customer growth

     -    Lack of predictability

          -    New installations
          -    Contract size and hardware component
          -    Upgrade revenues
          -    Services revenue

     -    Technology issues

          -    NT& Unix platform
          -    Version 6.0

     -    United Kingdom & New Haven

          -    Global product
          -    Castle product and New Haven customer base

DISCOUNTED CASH FLOW
MAJOR ASSUMPTIONS

          -    Revenues

               -    New implementations grow at an annual rate of 10%
               -    5% of total accounts go inactive each year
               - Average contract size equal to $250,000 in 2002 and decreases 5% per year
               - Mix of proprietary software and third party software & hardware is 60% and
               -    increases yearly because of new NT and Unix platforms
               - Upgrade revenue in 2002 equal to $10 million and grows 5% annually
               - Global product development starts in 2002 (revenues expected in 2004)

          -    Gross Margins

               -    70% on license fees
               -    25% on third party hardware and software
               -    40% on support revenues
               -    5% annual increase in services COGS

          -    Operating Expenses

               -    5% increase in operating expenses starting in 2003
               -    Discount Rate
               - 20-35% discount rates used to approximate level of investment risk

          -    Terminal Value

               -    0.7 - 1.2 x 2005 revenues

DISCOUNTED CASH FLOW
PROJECTED INCOME STATEMENTS

                                                   Historical               Budget (1)
                                                   ----------               ----------

Revenues:                                       1999            2000            2001
                                           ------------    ------------    ------------
License Fees                               $ 26,102,000    $ 22,070,000    $  8,239,451
New License Fees                              8,341,701       6,835,060       4,666,693
Upgrade License Fees                         17,760,299      15,234,940       3,572,758
3rd Party Hardware & Software                 8,598,000       8,661,000       8,948,784
New Sales                                     6,972,175       5,757,181       3,519,308
Upgrade Sales                                 1,625,825       2,903,819       5,429,476
Support                                       7,630,000       9,696,000      10,311,607
Services                                      4,268,000       5,189,000       3,448,637
International - existing                                                      1,997,749
International - Global Product
New Haven - existing                                                            323,310
New Haven - Castle
                                           ------------    ------------    ------------
TOTAL REVENUE                              $ 46,598,000    $ 45,616,000    $ 33,269,537
Costs of Goods Sold:
License Fees                                  7,957,000       8,595,000       1,999,797
3rd Party Hardware & Software                 6,372,000       7,083,000       6,441,559
Support                                       5,050,000       6,098,000       5,952,326
Services                                      3,165,000       3,525,000       2,234,796
International (inc. operating expenses)                                       2,271,115
New Haven (inc. for operating expenses)                                         756,639
                                           ------------    ------------    ------------
Total Cost of Goods Sold                     22,544,000      25,301,000      19,656,233
Gross Margin                               $ 24,054,000    $ 20,315,000    $ 13,613,303
Operating Expenses:
General & Administrative                      8,061,000      11,559,000       8,950,164
Selling & Marketing                           5,585,000       7,825,000       6,326,930
Research & Development                        3,421,000       4,439,000       4,355,786
Research & Development - International
Research & Development - New Haven
                                           ------------    ------------    ------------
Total Operating Expenses                     17,067,000      23,823,000      19,632,880

OPERATING INCOME                           $  6,987,000    $ (3,508,000)   $ (6,019,576)
Interest Income
                                              1,584,000       2,299,000       1,850,320
                                           ------------    ------------    ------------
Pretax Income                              $  8,571,000    $ (1,209,000)   $ (4,169,256)

Income Taxes                                 (3,048,000)       (375,000)      1,667,702
                                           ------------    ------------    ------------
NET INCOME                                 $  5,523,000    $ (1,584,000)   $ (2,501,554)
                                           ============    ============    ============

                                                                         Projected (2)
                                                   ------------------------------------------------------------

Revenues:                                               2002            2003            2004            2005
                                                   ------------    ------------    ------------    ------------
License Fees                                       $ 14,800,000    $ 15,801,000    $ 16,801,000    $ 17,612,170
New License Fees                                      4,800,000       5,301,000       5,776,000       6,035,920
Upgrade License Fees                                 10,000,000     10,5000,000      11,025,000      11,576,250
3rd Party Hardware & Software                         8,900,950       9,234,997       9,534,297       9,994,767
New Sales                                             3,200,000       3,249,000       3,249,000       3,395,205
Upgrade Sales                                         5,700,950       5,985,997       6,285,297       6,599,562
Support                                              11,142,607      13,171,615      15,407,813      17,827,701
Services                                              3,621,068       3,802,122       3,992,228       4,191,839
International - existing                              1,598,199       1,278,559         639,280              --
International - Global Product                               --              --       4,573,534       7,443,971
New Haven - existing                                         --              --              --              --
New Haven - Castle                                           --              --              --              --
                                                   ------------    ------------    ------------    ------------
TOTAL REVENUE                                      $ 40,062,824    $ 43,288,293    $ 50,948,151    $ 57,070,448
Costs of Goods Sold:
License Fees                                          3,700,000       3,950,250       4,200,250       4,403,043
3rd Party Hardware & Software                         6,675,712       6,926,248       7,150,723       7,496,075
Support                                               6,685,564       7,902,969       9,244,688      10,696,620
Services                                              2,346,536       2,463,863       2,587,056       2,716,409
International (inc. operating expenses)               1,758,019       1,406,415       5,048,065       6,327,376
New Haven (inc. for operating expenses)                      --              --              --              --
                                                   ------------    ------------    ------------    ------------
Total Cost of Goods Sold                             21,165,831      22,649,745      28,230,781      31,639,523
Gross Margin                                       $ 18,896,992    $ 20,638,548    $ 22,717,370    $ 25,430,925
Operating Expenses:
General & Administrative                              8,950,164       9,397,672       9,867,556      10,360,933
Selling & Marketing                                   6,326,930       6,643,276       6,975,440       7,324,212
Research & Development                                4,355,786       4,573,575       4,802,254       5,042,367
Research & Development - International                1,000,000       1,000,000       1,000,000         500,000
Research & Development - New Haven                           --              --              --              --
                                                   ------------    ------------    ------------    ------------
Total Operating Expenses                             20,632,880      21,614,523      22,645,250      23,227,512

OPERATING INCOME                                   $ (1,735,887)   $   (975,975)   $     72,170      23,227,512
Interest Income
                                                      1,406,302       1,404,213       1,397,722       1,456,165
                                                   ------------    ------------    ------------    ------------
Pretax Income                                      $   (329,585)        428,238       1,469,842       3,659,578

Income Taxes                                            131,834        (171,295)       (587,937)     (1,463,831)
                                                   ------------    ------------    ------------    ------------
NET INCOME                                         $   (197,751)   $    256,943    $    881,905    $  2,195,747
                                                   ============    ============    ============    ============

(1)  Based on Ecometry's budget for 2001
(2)  Based on discussions with management

DISCOUNTED CASH FLOW
CASH FLOW CALCULATION

                                         Budget                              Projected
                                      -----------    --------------------------------------------------------
                                          2001           2002           2003           2004          2005
                                      -----------    -----------    -----------    -----------    -----------
EBIT                                  $(6,019,576)   $(1,735,887)   $  (975,975)   $    72,120    $ 2,203,413
Less: Taxes at 40%                      2,407,831        694,355        390,390        (28,848)      (881,365)
Plus: Depreciation                      1,022,464      1,126,270      1,077,891        875,000      1,000,000
Less: Investment in working capital     1,196,573       (815,194)      (387,056)      (919,183)      (734,676)
Less: Capital expenditures               (500,000)    (1,000,000)    (1,000,000)    (1,000,000)    (1,000,000)
                                      -----------    -----------    -----------    -----------    -----------
UNLEVERED FREE CASH FLOW              $(1,892,709)   $(1,730,457)   $  (894,751)   $(1,000,911)   $   587,372
                                      ===========    ===========    ===========    ===========    ===========

DISCOUNTED CASH FLOW
DCF VALUATION ANALYSIS

                                                                      Terminal Value Revenue Multiples
                                                              ----------------------------------------------
                                                                   0.7              0.8              0.9
                                                              ------------     ------------     ------------
20%
          Present Value of Unlevered Free Cash Flows          $ (3,881,600)    $ (3,881,600)    $ (3,881,600)
          Present Value of Year 5 Terminal Value                17,587,079       20,099,519       22,611,959
                                                              ------------     ------------     ------------
          PRESENT VALUE OF  ENTERPRISE                          13,705,479       16,217,919       18,730,359
          Plus: Cash (6/01)                                     37,781,362       37,781,362       37,781,362
          Less: Debt (6/01)                                       (130,909)        (130,909)        (130,909)
                                                              ------------     ------------     ------------
          PRESENT VALUE OF EQUITY                             $ 51,335,932     $ 53,868,372     $ 56,380,812
                                                              ============     ============     ============
          % Value in Terminal Value                                   34.2%            37.3%            40.1%
          % Value in Cash                                             73.3%            69.9%            66.8%
          % of Book Value                                            123.3%           129.4%           135.4%

25%
          Present Value of Unlevered Free Cash Flows          $ (3,686,466)    $ (3,686,466)    $ (3,686,466)
          Present Value of Year 5 Terminal Value                14,635,726       16,726,544       18,817,362
                                                              ------------     ------------     ------------
          PRESENT VALUE OF  ENTERPRISE                          10,949,260       13,040,078       15,130,896
          Plus: Cash (6/01)                                     37,781,362       37,781,362       37,781,362
          Less: Debt (6/01)                                       (130,909)        (130,909)        (130,909)
                                                              ------------     ------------     ------------
          PRESENT VALUE OF EQUITY                             $ 48,599,713     $ 50,690,531     $ 52,781,349
                                                              ============     ============     ============
          % Value in Terminal Value                                   30.1%            33.0%            35.7%
          % Value in Cash                                             77.5%            74.3%            71.3%
          % of Book Value                                            116.7%           121.7%           126.8%

30%
          Present Value of Unlevered Free Cash Flows          $ (3,511,033)    $ (3,511,033)    $ (3,511,033)
          Present Value of Year 5 Terminal Value                12,267,731       14,020,264       15,772,797
                                                              ------------     ------------     ------------
          PRESENT VALUE OF  ENTERPRISE                           8,756,698       10,509,321       12,261,764
          Plus: Cash (6/01)                                     37,781,362       37,781,362       37,781,362
          Less: Debt (6/01)                                       (130,909)        (130,909)        (130,909)
                                                              ------------     ------------     ------------
          PRESENT VALUE OF EQUITY                             $ 46,407,151     $ 48,159,684     $ 49,912,217
                                                              ============     ============     ============
          % Value in Terminal Value                                   26.4%            29.1%            31.6%
          % Value in Cash                                             81.1%            78.2%            75.4%
          % of Book Value                                            111.4%           115.7%           119.9%

35%
          Present Value of Unlevered Free Cash Flows          $ (3,352,669)    $ (3,352,669)    $ (3,352,669)
          Present Value of Year 5 Terminal Value                10,351,597       11,830,397       13,309,196
                                                              ------------     ------------     ------------
          PRESENT VALUE OF  ENTERPRISE                           6,998,928        8,477,728        9,956,528

          Plus: Cash (6/01)                                     37,781,362       37,781,362       37,781,362
          Less: Debt (6/01)                                       (130,909)        (130,909)        (130,909)
                                                              ------------     ------------     ------------
          PRESENT VALUE OF EQUITY                             $ 44,649,381     $ 46,128,181     $ 47,606,981
                                                              ============     ============     ============
          % Value in Terminal Value                                   23.2%            25.6%            28.0%
          % Value in Cash                                             84.3%            81.6%            79.1%
          % of Book Value                                            107.2%           110.8%           114.3%


                                                                     Terminal Value Revenue Multiples
                                                              ----------------------------------------------
                                                                   1.0             1.1              1.2
                                                              ------------     ------------     ------------
20%
          Present Value of Unlevered Free Cash Flows          $ (3,881,600)    $ (3,881,600)    $ (3,881,600)
          Present Value of Year 5 Terminal Value                25,124,399       27,636,838       30,149,278
                                                              ------------     ------------     ------------
          PRESENT VALUE OF  ENTERPRISE                          21,242,798       23,755,238       26,267,678
          Plus: Cash (6/01)                                     37,781,362       37,781,362       37,781,362
          Less: Debt (6/01)                                       (130,909)        (130,909)        (130,909)
                                                              ------------     ------------     ------------
          PRESENT VALUE OF EQUITY                             $ 58,893,251     $ 61,405,691     $ 63,918,131
                                                              ============     ============     ============
          % Value in Terminal Value                                   42.7%            45.0%            47.2%
          % Value in Cash                                             63.9%            61.3%            58.9%
          % of Book Value                                            141.4%           147.5%           153.5%

25%
          Present Value of Unlevered Free Cash Flows          $ (3,686,466)    $ (3,686,466)    $ (3,686,466)
          Present Value of Year 5 Terminal Value                20,908,180       22,998,998       25,089,816
                                                              ------------     ------------     ------------
          PRESENT VALUE OF  ENTERPRISE                          17,221,714       19,312,532       21,403,350
          Plus: Cash (6/01)                                     37,781,362       37,781,362       37,781,362
          Less: Debt (6/01)                                       (130,909)        (130,909)        (130,909)
                                                              ------------     ------------     ------------
          PRESENT VALUE OF EQUITY                             $ 54,872,167     $ 56,962,985     $ 59,053,803
                                                              ============     ============     ============
          % Value in Terminal Value                                   38.1%            40.4%            42.5%
          % Value in Cash                                             68.6%            66.1%            63.8%
          % of Book Value                                            131.8%           136.8%           141.8%

30%
          Present Value of Unlevered Free Cash Flows          $ (3,511,033)    $ (3,511,033)    $ (3,511,033)
          Present Value of Year 5 Terminal Value                17,525,330       19,277,863       21,030,396
                                                              ------------     ------------     ------------
          PRESENT VALUE OF  ENTERPRISE                          14,014,297       15,766,830       17,519,363
          Plus: Cash (6/01)                                     37,781,362       37,781,362       37,781,362
          Less: Debt (6/01)                                       (130,909)        (130,909)        (130,909)
                                                              ------------     ------------     ------------
          PRESENT VALUE OF EQUITY                             $ 51,664,750     $ 53,417,283     $ 55,169,816
                                                              ============     ============     ============
          % Value in Terminal Value                                   33.9%            36.1%            38.1%
          % Value in Cash                                             72.9%            70.5%            68.2%
          % of Book Value                                            124.1%           128.3%           132.5%

35%
          Present Value of Unlevered Free Cash Flows          $ (3,352,669)    $ (3,352,669)    $ (3,352,669)
          Present Value of Year 5 Terminal Value                14,787,996       16,266,796       17,745,595
                                                              ------------     ------------     ------------
          PRESENT VALUE OF  ENTERPRISE                          11,435,327       12,914,127       14,392,926

          Plus: Cash (6/01)                                     37,781,362       37,781,362       37,781,362
          Less: Debt (6/01)                                       (130,909)        (130,909)        (130,909)
                                                              ------------     ------------     ------------
          PRESENT VALUE OF EQUITY                             $ 49,085,780     $ 50,564,580     $ 52,043,379
                                                              ============     ============     ============
          % Value in Terminal Value                                   30.1%            32.2%            34.1%
          % Value in Cash                                             76.7%            74.5%            72.3%
          % of Book Value                                            117.9%           121.4%           125.0%

DISCOUNTED CASH FLOW
CONCLUSIONS

     -    We believe assumptions used in DCF are fairly optimistic

          - Generally assumes business will return to profitability by reversing current trends and overcoming technology issues.

     -    Based on these assumptions, valuation of Ecometry ranges from:

                Discount   Terminal
                  Rate     Multiple         TEV            MVE
                  ----     --------         ---            ---
      Low         35%        0.7 x        $ 7.0 m        $44.6 m
      High        20%        1.2 x        $26.3 m        $63.9 m

VALUATION ANALYSIS

Comparable Public Companies

COMPARABLE PUBLIC COMPANIES
SUMMARY






     -    Analyzed companies in the same/similar competitive space as Ecometry

          - Only companies with market capitalization greater than $10 million were considered
          -    TEV/Revenues
               MVE/Tangible Book Value



     - Evaluated public software companies in similar business segments, but not direct competitors of Ecometry, with sales less than $75M

          -    TEV/Revenues
               MVE/Tangible Book Value

COMPARABLE PUBLIC COMPANIES
DIRECT COMPARABLES

                                                            Stock
                                                    Most    Price                                                        Total
                                                   Recent   as of      Shares     MarketValue                         Enterprise
       Symbol      Company Name            FYE    Quarter  7/23/01  Outstanding    of Equity      Debt       Cash       Value(1)
       ------      ------------            ---    -------  -------  -----------    ---------      ----       ----       --------
A      EGAN    Egain                       6/00     3/01    $ 2.29       36.2     $     82.9     $  3.0    $   53.2    $    32.7
       EXEE    EXE Technologies, Inc.     12/00     3/01      4.00       45.3          181.2        0.4        40.0        141.6
       JDAS    JDA Software               12/00     3/01     18.70       24.7          461.9        0.0        83.7        378.2
       MANH    Manhattan Associates       12/00     3/01     32.45       26.8          869.7        7.7        71.8        805.6
       RETK    Retek Inc.                 12/00     3/01     30.05       48.7        1,463.4        0.4        49.8      1,414.0


B      BVSN    Broadvision                12/00     3/01    $ 3.48      273.6     $    952.1     $  4.6    $  176.3    $   780.4
       PSFT    PeopleSoft                 12/00     3/01     34.51      294.0       10,145.9       57.0     1,063.9      9,139.0
       ORCL    Oracle                      5/00     2/01     18.13    5,615.0      101,800.0      303.7     4,985.2     97,118.5
       SAP     SAP                        12/00     3/01     34.40    1,260.0       43,344.0        0.0     1,344.7     41,993.3

       ECOM    ECOMETRY                   12/00     3/01    $ 1.43       12.4     $     17.7     $  0.1    $   38.7    $   (20.8)

(1)  Total Enterprise Value is Market Capitalization plus Debt minus Cash.

COMPARABLE PUBLIC COMPANIES
DIRECT COMPARABLES



                                                                       TTM Multiples
                                                         ------------------------------------------
                                          Sequential                            Net       Tangible
        Symbol         Company Name       Rev. Growth    Revenue      EBIT     Income    Book Value
        -----      --------------------   -----------    -------      ----     ------    ----------
A      EGAN      Egain                      14.8%          0.7x        N/Mx     N/Mx      1.4x
       EXEE      EXE Technologies, Inc.     -6.7%          1.2         N/M      N/M       2.4
       JDAS      JDA Software               -5.6%          2.1        36.7     51.9       3.3
       MANH      Manhattan Associates       -1.0%          5.7        32.0     49.4      10.1
       RETK      Retek Inc.                 15.6%         12.3         N/M      N/M      15.1


                 Mean                        3.4%          4.4x       34.3x    50.7x      6.5x
                 Median                     -1.0%          2.1        34.3x    50.7       3.3


B      BVSN      Broadvision               -33.4%          1.8x        N/Mx     N/Mx      2.6x
       PSFT      PeopleSoft                  1.1%          4.9        63.2     61.5       9.4
       ORCL      Oracle                      0.5%          8.9        25.1     15.4      22.4
       SAP       SAP AG                    -29.6%          5.5        32.6     54.4      19.1


                 Mean                      -10.6%          5.2x       40.3x    43.8      13.4x
                 Median                      0.5%          5.2        32.6     54.4      14.3


       ECOM      Ecometry                  -25.7%          N/Mx        N/Mx     N/Mx      0.4x


                                                2001 Proj. Multiples              2002 Proj. Multiples
                                            ---------------------------      -----------------------------
                                                                   Net                                Net
        Symbol         Company Name         Revenue     EBIT     Income      Revenue      EBIT      Income
        -----      --------------------     -------     ----     ------      -------      ----      ------
A      EGAN      Egain                      0.4x         N/Mx      N/Mx      0.3x          N/Mx        N/Mx
       EXEE      EXE Technologies, Inc.     1.1         20.2      27.0       1.0           7.9        13.1
       JDAS      JDA Software               2.0         21.7      37.0       1.8          14.7        29.8
       MANH      Manhattan Associates       5.2         25.4      43.7       4.4          17.6        29.2
       RETK      Retek Inc.                 8.3          N/M       N/M       5.4          41.5       103.7


                 Mean                       3.4x        22.4x     35.9x      2.6x         20.5x       44.0x
                 Median                     2.0         21.7      37.0       1.8          16.2        29.5


B      BVSN      Broadvision                2.0x         N/Mx      N/Mx      1.4x         14.1x       21.7x
       PSFT      PeopleSoft                 4.4         39.5      56.7       3.7          24.7        36.2
       ORCL      Oracle                     8.6         25.6      39.4       8.0          21.1        32.4
       SAP       SAP AG                     4.9         26.0      44.8       4.4          19.2        32.8


                 Mean                       5.0x        30.4x     47.0       4.4          19.8x       30.8x
                 Median                     4.7         26.0      44.8       4.1x         20.1        32.6


       ECOM      Ecometry                   N/Mx         N/Mx      N/Mx      N/Mx          N/Mx        N/Mx

COMPARABLE PUBLIC COMPANIES
DIRECT COMPARABLES

                                                                                TRAILING TWELVE MONTHS (1)
                                   STOCK         STOCK                     -------------------------------------
                                   PRICE         PRICE          PRICE
                                   AS OF         AS OF           PERF.                                   NET
  SYMBOL COMPANY NAME             7/23/01       12/31/00          YTD        REVENUE       EBIT         INCOME
  ------ ----------------------   -------       --------        ------     ----------   ----------    ----------

A EGAN   Egain (2)                $ 2.69         $ 3.09         -13.1%     $     45.6   $   (108.3)   $   (105.9)
  EXEE   EXE Technologies, Inc.     4.00          13.00         -69.2%          119.5         (2.6)         (2.3)
  JDAS   JDA Software              18.70          13.06          43.2%          180.1         10.3           8.9
  MANH   Manhattan Associates      32.45          42.63         -23.9%          140.8         25.2          17.6
  RETK   Retek Inc.                30.05          24.38          23.3%          115.0        (50.7)        (38.4)
                                    0.00

B BVSN   Broadvision              $ 3.48         $11.81         -70.5%     $    443.5   $   (270.8)   $   (276.8)
  PSFT   PeopleSoft                34.51          37.19          -7.2%        1,864.1        144.6         164.9
  ORCL   Oracle (3,4)              18.13          29.06         -37.6%       10,970.1      3,870.7       6,618.6
  SAP    SAP AG                    18.13          33.69         -46.2%        7,669.2      1,289.6         797.4

  ECOM   ECOMETRY                 $ 1.43         $ 1.75         -18.3%     $     38.9   $     (7.2)   $     (4.3)

                                        CALENDAR 2001 PROJECTED                   CALENDAR 2002 PROJECTED
                                  -------------------------------------    -------------------------------------

                                                                NET                                       NET
  SYMBOL COMPANY NAME              REVENUE        EBIT         INCOME       REVENUE        EBIT         INCOME
  ------ ----------------------   ----------   ----------    ----------    ----------   ----------    ----------
A EGAN   Egain (2)                $     74.5   $    (45.9)   $    (43.7)   $    102.4   $    (18.8)   $    (17.6)
  EXEE   EXE Technologies, Inc.        125.0          7.0           6.7         144.8         17.8          13.8
  JDAS   JDA Software                  193.5         17.4          12.5         214.0         25.7          15.5
  MANH   Manhattan Associates          155.5         31.7          19.9         181.1         45.7          29.7
  RETK   Retek Inc.                    170.7          0.5          (7.8)        260.1         34.1          14.1

B BVSN   Broadvision              $    400.2   $    (76.2)   $    (75.7)   $    559.6   $     55.3    $     43.8
  PSFT   PeopleSoft                  2,093.6        231.2         178.9       2,455.0        370.0         280.4
  ORCL   Oracle (3,4)               11,354.0      3,797.0       2,584.0      12,160.0      4,612.0       3,139.0
  SAP    SAP AG                      8,496.8      1,613.5         968.1       9,581.0      2,185.7       1,323.3

  ECOM   ECOMETRY                 $     33.3   $     (6.0)   $     (2.5)   $     40.1   $     (1.7)   $     (0.2)


(1) All data excludes extraordinary items, losses or gains from discontinued operations and cumulative effects of accounting change.

(2)      CY02 Numbers are June 02 projections

(3)      CY01 is 11/00-11/01

(4)      CY02 Numbers are May 02 projections

COMPARABLE PUBLIC COMPANIES
SOFTWARE COMPANIES WITH SALES <$75 MILLION

                                                                                                                             MVE/
                                                                                                        TANGIBLE    MVE/   TANGIBLE
                                                                                            INTANGIBLE   BOOK       BOOK    BOOK
            NAME             TICKER     MVE       CASH       DEBT       TEV         BOOK    ASSETS (1)   VALUE      VALUE   VALUE
---------------------------  ------  --------   --------   --------   --------    --------  ----------  --------    -----  --------

OPENTV CORP                   OPTV   $  918.5   $  231.0   $    0.0   $  687.5    $2,015.8   $1,777.6   $  238.3     0.5 x   3.9 x
NETEGRITY INC                 NETE     1010.9      118.1        0.0      892.8       124.2        1.1      123.2     8.1     8.2
MOBIUS MGMT SYSTEMS INC       MOBI       55.2       36.7        0.0       18.5        37.8        6.2       31.6     1.5     1.7
BOTTOMLINE TECHNOLOGIES INC   EPAY       65.3       12.7       21.4       74.0        82.3       83.4       (1.0)    0.8     N/M
INDUSRI-MATEMATIK INTL CORP   IMIC       53.3       25.6        0.0       27.7        25.8        6.8       19.0     2.1     2.8
BSQUARE CORP                  BSQR      322.4       74.6        0.3      248.1       108.3       24.4       83.8     3.0     3.8
EXCELON CORP                  EXLN       39.9       12.4        0.0       27.6        17.2        2.5       14.7     2.3     2.7
WATCHGUARD TECHNOLOGIES INC   WGRD      259.5      114.8        0.0      144.6       168.2       45.3      122.9     1.5     2.1
PARADIGM GEOPHYSICAL LTD      PGEO       89.8        8.4       10.2       91.6        46.7       25.7       21.1     1.9     4.3
INTRANET SOLUTIONS INC        INRS      786.5       95.6        0.0      690.9       167.4       54.2      113.2     4.7     6.9
JETFORM CORP                  FORM       59.1       27.0        7.8       39.9        46.0        8.0       38.0     1.3     1.6
AUTONOMY CORP PLC -ADR        AUTN      767.8      137.5        0.0      630.3       148.9        8.2      140.7     5.2     5.5
MDSI MOBILE DATA SOLUTIONS    MDSI       44.0       11.5        5.9       38.4        32.1        1.4       30.8     1.4     1.4
CROSSWORLDS SOFTWARE INC      CWLD       86.5       34.7        3.0       54.8        20.3        1.2       19.1     4.3     4.5
FIREPOND INC                  FIRE       42.3       70.4        0.0      (28.1)       84.3       14.3       70.0     0.5     0.6
COMSHARE INC                  CSRE       33.3       23.1        0.3       10.5        30.3        9.3       21.0     1.1     1.6
EXCHANGE APPLICATIONS         EXAP       29.5        7.1       20.7       43.1        97.8      111.8      (14.0)    0.3     N/M
ULTIMATE SOFTWARE GROUP INC   ULTI       80.9       14.5        2.6       69.0        13.1        0.8       12.3     6.2     6.6
DOCUCORP INTERNATIONAL INC    DOCC       49.8        9.6        0.0       40.2        32.1       14.8       17.2     1.6     2.9
CAMINUS CORP                  CAMZ      437.9       32.1        0.0      405.8        86.2       40.5       45.7     5.1     9.6
LANDMARK SYSTEM CORP          LDMK       43.2       32.9        0.0       10.3        35.2       16.5       18.7     1.2     2.3
ROGUE WAVE SOFTWARE INC       RWAV       45.7       31.3        0.0       14.4        36.7        0.9       35.8     1.2     1.3
SS&C TECHNOLOGIES INC         SSNC       91.2       57.5        0.0       33.7        71.3        9.2       62.1     1.3     1.5
VERSATA INC                   VATA       35.2       52.8        0.3      (17.3)       63.9       11.6       52.3     0.6     0.7
MEDICALOGIC/MEDSCAPE INC      MDLI       36.0       33.4       13.5       16.1       817.5      775.4       42.1     0.1     0.9
SEGUE SOFTWARE INC            SEGU       26.2       14.0        0.0       12.2        16.7        2.8       13.9     1.6     1.9
ULTICOM INC                   ULCM     1418.4      214.2        0.0     1204.3       212.2        6.0      206.2     6.7     6.9
NETCENTIVES INC               NCNT       26.7       25.8        7.1        8.1       279.3      261.9       17.4     0.1     1.5
NUANCE COMMUNICATIONS INC     NUAN      540.6      206.1        0.0      334.5       242.4       25.4      217.0     2.2     2.5
SAGENT TECHNOLOGY INC         SGNT       62.8       17.2        1.5       47.1        36.3       13.3       23.0     1.7     2.7
SCANSOFT INC                  SSFT       55.4        2.8        2.6       55.1        80.4       86.2       (5.7)    0.7     N/M
SELECTICA INC                 SLTC      154.2      170.4        0.0      (16.1)      182.5       15.0      167.5     0.8     0.9
LIGHTSPAN INC                 LSPN       54.9       66.8        0.5      (11.4)      109.6       45.9       63.8     0.5     0.9
GSE SYSTEMS INC               GVP        10.5        1.1       12.7       22.0        10.5       16.7       (6.2)    1.0     N/M
TIMBERLINE SOFTWARE CORP      TMBS       61.2       10.4        0.0       50.8        25.0        7.1       17.9     2.4     3.4
TRADESTATION GROUP INC        TRAD      216.2       14.9        0.2      201.5        37.4       18.2       19.2     5.8    11.3

COMPARABLE PUBLIC COMPANIES
SOFTWARE COMPANIES WITH SALES <$75 MILLION

                                                                                                                             MVE/
                                                                                                     TANGIBLE     MVE/     TANGIBLE
                                                                                       INTANGIBLE      BOOK       BOOK       BOOK
           NAME                TICKER    MVE      CASH      DEBT       TEV      BOOK     ASSETS       VALUE       VALUE     VALUE
-----------------------------  ------  -------   -------   -------   -------   ------- ----------    --------     -----    --------

HEALTHCARE.COM CORP             HCDC   $ 127.7   $   1.5   $   4.2   $ 130.4   $  23.9   $  14.9     $   9.0       5.4x      14.2x
WITNESS SYSTEMS INC             WITS     227.0      57.0       0.0     170.1      66.6       6.0        60.6       3.4        3.7
NOVADIGM INC                    MVDM     240.7      27.2       0.0     213.6      44.2      10.6        33.5       5.5        7.2
PFSWEB INC                      PFSW      18.6      22.3       2.7      (1.0)     37.0       0.5        36.5       0.5        0.5
MECHANICAL DYNAMICS             MDII      70.3      15.1       1.0      56.2      27.1       8.4        18.7       2.6        3.8
MCAFEE.COM CORP                 MCAP     549.0      53.0       0.0     496.1      51.5      35.1        16.4      10.7       33.5
CONVERA CORP                    CNVR     229.3     146.0       0.0      83.3     956.6     814.9       141.7       0.2        1.6
CRYSTAL SYSTEMS SOLUTIONS LTD   CRYS      42.8      17.2       1.0      26.7      51.4      21.4        30.0       0.8        1.4
PRIMUS KNOWLEDGE SOLUTIONS      PKSI      79.4      34.3       0.0      45.1      36.7       0.4        36.4       2.2        2.2
EGAIN COMMUNICATIONS            EGAN      94.2      53.2       4.0      45.0     149.6      92.2        57.3       1.5        1.6
PACKETEER INC                   PKTR     335.4      39.3       8.0     304.1     116.2      84.5        31.8       2.9       10.6
VOCALTEC COMMUNCATIONS          VOCL      24.4      38.8       0.0     (14.4)     56.0      17.5        38.5       0.4        0.6
LIBERATE TECHNOLOGIES           LBRT    1034.3     313.4       1.2     722.2     949.7     711.1       238.6       1.0        4.3
MARIMBA INC                     MRBA      52.0      60.9       0.2      (8.7)     63.2       5.1        58.2       0.8        0.9
INTERACTIVE INTELLIGENCE INC    ININ     162.1      27.7       0.2     134.5      34.3       3.1        31.1       4.7        5.2
ANSOFT CORP                     ANST     203.6      28.2       9.0     184.4      41.7      15.2        26.5       4.9        7.7
CLICK2LEARN INC                 CLKS      30.1       9.6       0.0      20.5      31.1      10.7        20.4       1.0        1.5
RETALIX LTD                     RTLX     170.4      26.5      17.3     161.2      44.1      16.7        27.4       3.9        6.2
CLICK COMMERCE INC              CKCM     360.8      47.8       1.3     314.3      55.9       6.7        49.2       6.5        7.3
APPLIX INC                      APLX      21.7      12.2       0.0       9.5      16.3       4.5        11.9       1.3        1.8
PRACTICE WORKS INC              PRW       76.9       7.1      22.2      91.9      43.8      49.1        (5.3)      3.3        N/M
CHORDIANT SOFTWARED INC         CHRD     147.1      78.7       0.5      68.9      94.8      30.8        64.0       1.6        2.3
STARBASE CORP                   SBAS     249.1      14.3       0.6     235.3     118.2     109.2         9.0       2.1       27.8
SYNPLICITY INC                  SYNP     224.8      44.2       0.1     180.8      41.3       5.4        35.9       5.7        6.3
CORILLIAN CORP                  CORI     139.8      37.1       7.9     110.6      64.7      23.5        41.1       2.2        3.4
PERVASIVE SOFTWARE INC          PVSW      22.6      25.5       0.0      (2.8)     29.7       1.4        28.3       0.8        0.8
PUMATECH INC                    PUMA     116.1      53.0       0.4      63.4      88.9      29.0        59.9       1.3        1.9
CATALYST INTERNATIONAL INC      CLYS      31.9      14.4       1.4      18.9      21.4      10.3        11.1       1.5        2.9
DALEEN TECHNOLOGIES INC         DALN      22.2       9.2       0.6      13.6      55.5      44.0        11.6       0.4        1.9
VASTERA INC                     VAST     525.1      83.6       3.4     444.9     159.3      83.7        75.5       3.3        7.0
EDGEWATER TECHNOLOGY INC        EDGW      41.3      44.0       0.0      (2.7)    109.3      57.7        51.5       0.4        0.8
MOLDFLOW CORP                   MFLO     143.3      43.9       0.0      99.4      57.1      11.7        45.4       2.5        3.2
ECOMETRY CORP                   ECOM      18.1      38.7       0.1     (20.5)     42.3       0.2        42.1       0.4        0.4
CEDERA SOFTWARE CORP            CDSW      18.6       1.9      14.0      30.8      25.5      17.0         8.5       0.5        2.2
CRYPTOLOGIC INC                 CRYP     322.5      61.2       0.0     261.4      62.0       2.4        59.6       5.2        5.4
BACKWEB TECHNOLOGIES LTD        BWEB      57.1      59.6       0.3      (2.2)     71.8      10.1        61.8       0.8        0.9

                            (1) Includes Other Assets

COMPARABLE PUBLIC COMPANIES
SOFTWARE COMPANIES WITH SALES <$75 MILLION

                                                                                                                             MVE/
                                                                                                     TANGIBLE     MVE/     TANGIBLE
                                                                                       INTANGIBLE      BOOK       BOOK       BOOK
           NAME                TICKER    MVE      CASH      DEBT       TEV      BOOK   ASSETS (1)     VALUE       VALUE     VALUE
-----------------------------  ------  -------   -------   -------   -------   ------- ----------    --------     -----    --------
CLICKATION INC                 CLAC    $ 25.8    $  4.7    $  0.0    $ 21.1    $ 19.2   $  2.4        $ 16.8       1.3X      1.5X
SYNQUEST INC                   SYNQ      79.8      23.1       0.3      56.9      19.0      0.2          18.8       4.2       4.2
TUMBLEWEED COMMUNICATIONS CO   TMWD     110.2      58.0       0.8      53.0      72.6     16.1          56.5       1.5       2.0
PRECISE SOFTWARE SOLTNS LTD    PRSE     693.7     121.7       0.1     572.1     167.8     43.0         124.7       4.2       5.6
APPLIED MICROSYSTEMS CORP      APMC      36.5       6.3       0.2      30.3      10.9      0.4          10.4       3.4       3.5
MADE2MANAGE SYSTEMS INC        MTMS      18.2      12.5       0.0       5.7      15.4      2.1          13.3       1.2       1.4
TRIPOS INC                     TRPS     101.2      24.0       3.9      81.2      39.1      5.7          33.5       3.9       3.0
CONCUR TECHNOLOGIES INC        CNQR      38.5      38.8       4.1       3.8      35.5      0.8          34.7       1.1       1.1
RIVERDEEP GROUP PLC - ADR      RVDP     955.6      60.7       0.5     895.5     173.9    100.6          73.3       5.5      13.0
OPNET TECHNOLOGIES INC         OPNT     198.3      62.6       0.0     135.7      76.5     13.4          63.1       2.6       3.1
CENTURA SOFTWARE CORP          MBRN      12.5       3.3       2.4      11.6       7.2      5.5           1.6       2.3       7.7
EVOLVE SOFTWARE INC            EVLV      20.4      33.0       5.8      (6.8)     53.2     21.6          31.6       0.4       0.6
724 SOLUTIONS INC              SVNX     418.6     168.3       5.0     255.4     570.3    412.2         158.1       0.7       2.6
CLARUS CORP                    CLRS      96.3     151.0       7.8     (46.8)    222.8     67.8         155.1       0.4       0.6
IMANAGE INC                    IMAN      88.9      36.6       6.3      58.6      49.5     16.8          32.6       1.8       2.7
APROPOS TECHNOLOGY INC         APRS      40.2      60.7       0.0     (20.5)     69.0      0.2          68.8       0.6       0.6
EXTENSITY INC                  EXTN     219.2      73.4       1.6     147.5      57.4      0.6          56.8       3.5       3.9
T/R SYSTEMS INC                TRSI      43.8      22.4       0.0      21.4      37.7      0.5          37.2       1.2       1.2
DELANO TECHNOLOGY CORP         DTEC      15.3      35.4       0.2     (19.9)     49.9      6.2          43.7       0.3       0.3
NET PERCEPTIONS INC            NETP      48.1      87.3       2.3     (36.8)     89.8     10.6          79.2       0.5       0.6
NUMERICAL TECHNOLOGIES INC     NMTC     654.0      54.7       0.0     599.3     200.5    152.6          48.0       3.1      13.6
SONIC FOUNDRY INC              SOFO      38.5      10.3       7.6      35.7      80.5     59.1          21.5       0.5       1.8
SVI SOLUTIONS INC              SVI       36.8       0.9       7.6      43.4      45.3     67.7         (22.4)      0.8       N/M
PEERLESS SYSTEMS CORP          PRLS      26.7      17.7       0.0       9.0      23.6      4.8          18.8       1.1       1.4
GRIC COMMUNICATIONS INC        GRIC      59.4      29.1       1.0      31.3      28.0      0.4          27.6       2.1       2.2
CENTRA SOFTWARE INC            CTRA     364.9      59.8       2.3     307.4      56.6      8.7          47.9       6.3       7.6
LOGILITY INC                   LGTY      38.6      16.0       0.0      22.5      26.3     13.4          12.9       1.4       3.0
JACADA LTD                     JCDA      76.8      51.7       0.0      25.1      56.4      4.1          52.4       1.4       1.5
CARECENTRIC INC                CURA      12.5       0.3       8.9      21.1       8.7     22.7         (13.9)      1.4       N/M
NEWKIDCO INTL INC              NKCIF     12.1       0.2      11.5      23.4      11.3     13.2          (1.9)      1.1       N/M
ACTIONPOINT INC                ACTP      12.5       3.9       0.0       8.6       9.6      4.2           5.4       1.3       2.3
VERSANT CORP                   VSNT      18.9       3.0       0.2      16.0       9.8      1.3           8.6       3.8       2.2
NEON SYSTEMS INC               NESY      82.6      43.3       0.0      30.3      49.3      6.9          42.5       1.7       1.9
VIRYANET LTD                   VRYA      17.4      15.8       0.1       1.8      15.6      1.0          14.7       0.7       1.2
ESPS INC                       ESPS      18.8      20.5       0.5      (1.2)     22.5      2.4          20.1       0.6       0.9
SERVICEWARE TECHNOLOGIES INC   SVCW      17.1      17.3       0.2      (0.0)     22.0      8.6          13.4       0.8       1.3

COMPARABLE PUBLIC COMPANIES
SOFTWARE COMPANIES WITH SALES <$75 MILLION

                                                                                                                             MVE/
                                                                                                     TANGIBLE     MVE/     TANGIBLE
                                                                                       INTANGIBLE      BOOK       BOOK       BOOK
           NAME                TICKER    MVE      CASH      DEBT       TEV      BOOK   ASSETS (1)     VALUE       VALUE     VALUE
-----------------------------  ------  -------   -------   -------   -------   ------- ----------    --------     -----    --------

PERSISTENCE SOFTWARE INC        PRSW    $ 11.8     14.8      2.1       (1.0)    17.8       3.7         14.1        0.7X      0.8X
ON TECHNOLOGY CORP              ONTC      14.3      8.6      0.8        6.5      3.5       0.1          3.4        4.1       4.2
ACCRUE SOFTWARE INC             ACRU      16.5     14.2      2.0        4.3     17.9      10.7          7.1        0.9       2.3
EPIQ SYSTEMS INC                EPIQ     205.6     10.6      0.4      195.4     37.2      17.5         19.7        5.5      10.4
SUPPORT.COM INC                 SPRT     175.8     45.1      1.7      132.3     33.8       5.5         28.3        4.3       6.2
NET.GENESIS CORP                NTGX      17.4     48.7      4.5      (26.8)    57.7       5.0         52.8        0.3       0.3
WEBHIRE, INC                    JIRED     13.6      8.3      2.4        7.7      8.9       5.7          3.3        1.5       4.2
CYBERGUARD CORP                 CYBG      42.2      5.1      1.4       38.5      6.5       1.2          5.3        6.5       7.9
DOCUMENT SCIENCES CORP          DOCX      16.8     19.0      0.0       (2.1)    20.8       2.2         18.6        0.8       0.9
AVANTGO INC                     AVGO      69.7     66.5      0.0        3.3     84.9      15.8         69.1        0.8       1.0
INFOVISTA S A -ADR              IVTA      98.4     55.8      0.7       43.3     63.5       5.0         58.4        1.6       1.7
INTRUSION.COM INC               INTZ      79.7     40.3      0.0       39.4     66.3      16.0         50.3        1.2       1.6
LEARN2.COM INC                  LTWO      10.6      3.4      9.4       16.5     30.3      34.4         (4.1)       0.3       N/M
WEBSENSE INC                    WBSN     372.4     83.7      0.0      288.7     64.1       0.2         63.9        5.8       5.8
EPRISE CORP                     EPRS      21.8     61.9      0.1      (40.1)    65.1       0.2         64.9        0.3       0.3
IMFORMAX INC                    INMX     137.8     75.5      2.1       64.4     87.9       3.2         84.7        1.6       1.6
ATTUNITY LTD                    ATTU      28.3      4.4      0.2       24.1     19.8      11.9          7.9        1.4       3.6
RESONATE INC                    RSNT     107.6    102.8      5.6       10.5     97.7       0.6         97.0        1.1       1.1
ASTEA INTERNATIONAL INC         ATEA      17.1      8.5      0.1        8.8     11.8       1.6         10.2        1.5       1.7
NETOBJECTS INC                  NETO      24.2      9.4      0.0       14.8     13.1       7.4          5.8        1.8       4.2
SIGNALSOFT CORP                 SGSF     232.3     64.6      0.0      167.8     94.4      22.0         72.5        2.5       3.2
EAGLE POINT SOFTWARE CORP       EGPT      24.9     13.2      0.0       11.7     21.3       2.1         19.2        1.2       1.3
DOCENT INC                      DCNT     309.5     72.3      1.2      238.4    102.9      31.8         71.1        3.0       4.4
TCSI CORP                       TCSI      24.4     32.7      0.0       (8.4)    35.8       1.0         34.9        0.7       0.7
TALARIAN CORP                   TALR      29.5     58.4      0.0      (29.0)    57.5       5.6         51.8        0.5       0.6
CLICKSOFTWARE TECHNOL LTD       CLSW      36.2     16.3      0.3       20.2     24.4       2.1         22.0        1.5       1.6
GEOWORKS CORP                   GWRX      35.3     13.7      0.2       21.7     49.7      35.7         14.1        0.7       2.5
NETSPEAK CORP                   NSPK      40.3     25.6      0.0       14.7     28.8       0.8         27.9        1.3       1.4
XCARE.NET INC                   XCAR     207.7     74.3      0.1      133.5     89.8       5.0         84.8        2.3       2.4
INSIGHTFUL CORP                 IFUL      30.7      9.9      0.2       21.0      6.9       0.3          6.7        4.4       4.6
LANDACORP INC                   LCOR      27.5     17.8      0.3       10.0     30.5      14.1         16.4        0.9       1.7
SCIENTIFIC LEARNING CORP        SCIL      25.1      3.4      2.0       23.8     10.1       6.2          3.8        2.5       6.6
TANGRAM ENTP SOLUTIONS          TESI      18.3      0.7      1.2       18.8      6.7       9.3         (2.6)       2.7       N/M
MICROWARE SYSTEMS CORP          MWAR      12.6      1.8      7.4       18.2      5.1       0.8          4.2        2.5       3.0
VERTEL CORP                     VRTL      32.9      9.3      0.0       23.6     12.9       3.6          9.3        2.6       3.5
SMITH MICRO SOFTWARE INC        SMSI      21.1      5.7      0.0       15.4     10.8       2.8          8.1        2.0       2.6

                            (1) Includes Other Assets

COMPARABLE PUBLIC COMPANIES
Software Companies with Sales <$75 million

                                                                                                                             MVE/
                                                                                                     TANGIBLE     MVE/     TANGIBLE
                                                                                       INTANGIBLE      BOOK       BOOK       BOOK
           NAME                TICKER    MVE      CASH      DEBT       TEV      BOOK   ASSETS (1)     VALUE       VALUE     VALUE
-----------------------------  ------  -------   -------   -------   -------   ------- ----------    --------     -----    --------

EBT INTERNATIONAL INC          EBTI    $ 39.5    $ 60.6    $  0.0    $(21.1)   $ 61.5   $  1.7        $ 59.8       0.6 X     0.7 X
ELOQUENT INC                   ELOQ      22.3      36.4       0.7     (13.5)     36.1      2.1          34.0       0.6       0.7
PHARSIGHT CORP                 PHST      34.4      21.4       3.4      16.4      22.2      0.7          21.5       1.5       1.6
VITAL IMAGES INC               VTAL      35.9       1.0       0.0      34.9       2.9      0.0           2.9      11.3      12.2
VIRAGE INC                     VRGE      65.5      48.1       0.0      17.4      44.2      2.5          41.7       1.3       1.6
INSIGNIA SOLUTIONS PLC-ADR     INSG      64.4      17.0       0.0      47.4      14.8      5.3           9.5       3.7       6.8
ARTISOFT INC                   ASFT      75.5       8.1       0.0      67.4       9.3      0.2           9.1       8.1       8.3
RADVIEW SOFTWARE LTD           RDVW      14.2      24.5       0.0     (10.3)     23.8      0.6          23.3       0.6       0.6
ACTV INC                       IATV     156.8     101.0       0.0      55.7     158.0    123.7          34.3       1.0       4.6
CUSEEME NETWORKS INC           CUSM      14.9       9.8       0.0       5.0      15.2      3.2          12.0       1.0       1.2
LION BIOSCIENCE AG -ADR        LEON     474.6     182.0       6.0     298.6     198.9     21.5         177.4       2.4       2.7
TELEMATE.NET SOFTWARE          TMNT      12.0      25.6       0.0     (13.6)     24.8      0.1          24.7       0.5       0.5
E SIM LTD                      ESIM      25.5       6.2       4.0      23.3       3.9      1.6           2.2       6.6      11.4
ADAM.COM INC                   ADA,      13.5       1.6       0.2      12.0       3.1      2.4           0.7       4.4      19.8
INTERTRUST TECHNOLOGIES CORP   ITRU     113.3     148.1       0.0     (34.8)    215.6     72.8         142.8       0.5       0.8
SAND TECHNOLOGY INC -CL A      SNDT      43.5       1.6       0.3      42.2       4.4      1.1           3.3      10.0      13.4
CARESCIENCE INC                CARE      22.1      26.1       0.7      (3.3)     25.1      1.4          23.7       0.9       0.9
BITSTREAM INC- CL A            BITS      26.1       6.9       0.0      19.1       8.9      2.1           6.8       2.9       3.8
GRAPHON CORP                   GOJO      35.6      11.1       0.0      24.5      17.4      5.9          11.5       2.1       3.1
NETSOL INTERNATIONAL INC       NTWK      20.3       1.0       0.5      19.8      16.7     13.9           2.8       1.2       7.4
PREVIEW SYSTEMS INC            PRVW      55.4      70.7       0.2     (15.1)     67.5      4.3          63.2       0.7       0.9
INTELLIGENT SYSTEM CP          INS       25.7       0.4       1.7      27.0      15.8     11.7           4.2       1.6       6.1
MOMENTUM BUSINESS APPS INC     MMTM      65.7      77.1       0.0     (11.3)     92.2     22.8          69.5       0.7       0.9
PREVIO INC                     PRVO      21.9      26.7       0.0      (4.8)     25.2      0.3          24.9       0.9       0.9
VIEWPOINT CORP                 VWPT     284.8      28.4       0.0     256.4      85.7     52.0          33.7       3.3       8.5
RAINING DATA CORP              RDTA      89.2       1.5      16.8     104.6      61.4     83.6         (22.2)      1.4       N/M
WINK COMMUNICATIONS INC        WINK      96.5     107.2       0.0     (10.7)    118.3     18.8          99.5       0.8       1.0
INTELIDATA TECHNOLOGIES CORP   INTD     246.4      23.0       0.0     223.4      57.0     37.6          19.4       4.3      12.7
INFORMATION ARCHITECTS CORP    IARC      55.6       8.9       0.0      46.7      13.9      2.9          11.0       4.0       5.0
CALDERA INTERNATIONAL INC      CALD      58.4      67.3       0.0      (8.8)     81.8      9.2          72.6       0.7       0.8
SOFTQUAD SOFTWARE LTD          SXML      14.5       8.7       0.0       5.8      13.6      4.9           8.7       0.8       1.7
CALTON INC                     CN        14.2      30.7       0.0     (16.4)     31.9      0.0          31.9       0.4       0.4
SOURCINGLINK.NET INC           SNET      10.1       4.1       0.0       6.0       3.7      0.1           3.6       2.7       2.8
V-ONE CORP                     VONE      27.6       8.8       0.1      18.9       8.2      0.1           8.1       3.4       3.4
ZI CORP                        ZICA     279.3      27.7       0.2     251.8      35.9      5.8          30.1       7.0       9.3
SMARTSERV ONLINE INC           SSOL      52.8      15.6       0.0      37.3      13.1      1.6          11.5       4.0       4.6


                            (1) Includes Other Assets

COMPARABLE PUBLIC COMPANIES
SOFTWARE COMPANIES WITH SALES <$75 MILLION

                                                                                                                          MVE/
                                                                                                  TANGIBLE     MVE/     TANGIBLE
                                                                                    INTANGIBLE      BOOK       BOOK       BOOK
           NAME             TICKER    MVE      CASH      DEBT       TEV      BOOK   ASSETS (1)     VALUE       VALUE     VALUE
--------------------------  ------  -------   -------   -------   -------   ------- ----------    --------     -----    --------

SEEC INC                     SEEC   $ 16.4    $ 20.3    $  0.0    $ (3.9)   $ 21.2    $  0.4       $ 20.8        0.8 X    0.8 X
PRECIS SMART CARD SYS INC    PCIS     11.5       4.5       0.0       7.0       6.9       2.8          4.1        2.4      2.8
DIVERSINET CORP              DVNT     45.6       8.9       0.0      36.7       9.4       0.2          9.1        4.9      5.0
E-CRUITER.COM INC            ECRU     32.1       4.5       0.3      27.8       5.3       0.0          5.3        6.1      6.1
FINANCIAL PERFORMANCE CORP   FPCX     28.7       4.5      22.4      46.6      22.0      36.9        (14.9)       1.3      N/M
GENOMICA CORP                GNOM     96.6      78.8       0.0      17.9     124.2      41.0         83.2        0.8      1.2
ON2 TECHNOLOGIES INC         ONT      13.8       0.2       0.4      14.0       7.3       5.8          1.5        1.9      9.0
NET4MUSIC INC                NMUS     19.5       6.0       1.3      14.8      31.0      26.8          4.3        0.6      4.6
CT HOLDINGS INC              CITN     16.9       1.1       0.2      16.0       3.7       3.8         (0.1)       4.5      N/M
ZIXIT CORP                   ZIXI    168.7      43.2       0.0     125.5      65.5       6.7         58.8        2.6      2.9
BE INC                       BEOS     17.2       9.3       0.0       7.9       8.6       0.9          7.7        2.0      2.2
SUNHAWK.COM CORP             SNHK     13.1       4.0       0.9       9.9      14.0      13.2          0.8        1.2     17.0

                                                                                                  Mean           1.9 x    4.0 x
                                                                                                  Median         1.2      2.5
                                                                                                  Max           11.3     33.5
                                                                                                  Min            0.1      0.3

                            (1) Includes Other Assets

COMPARABLE PUBLIC COMPANIES
SOFTWARE COMPANIES WITH SALES <$75 MILLION


                                                                                                             BOOK       INTANGIBLE
    COMPANY NAME                   DESCRIPTION                        MVE       CASH      DEBT     TEV       VALUE        ASSETS
---------------------- -----------------------------------          --------  --------  -------- --------   --------    ----------
Apropos Technology     Develops and supports a solution for         $   41.0  $   60.7  $    0.0 $  (19.7)  $   69.0     $    0.0
                       managing customer interaction
Document Sciences      Document automation software used in              5.5      19.0       0.0    (13.5)     20.82         2.12
                       high-volume publishing
Edgewater Technology   Full-service provider of consulting and          40.6      44.0       0.0     (3.4)    109.27        35.32
                       system integration services
ESPS                   Publishing software solutions for                17.3      19.5       0.3     (1.9)     22.52         1.13
                       document-intensive industries
Landacorp              B-to-B internet-based medical management         26.7      17.8       0.2      9.1      30.46        14.05
                       solutions
Mercator Software      Software and services to integrate               69.6      13.5       0.0     56.1     94.122        74.63
                       business applications
Pervasive Software     Software that reduces the costs of Web           20.5      25.5       0.0     (5.0)    29.487         0.87
                       applications
PFSweb                 Transaction management services to               18.5      22.3       2.4     (1.4)     47.65         0.00
                       e-commerce companies
SVI Solutions (1)      System software for enterprise retailers         33.4       0.9       0.0     32.5      45.30        51.07
                       and retail chains
Vertex Interactive     Supply chain management software and             62.1       2.6       1.6     61.1     108.35         7.35
                       systems

                                                                    TANGIBLE        MVE/      MVE/
                                                                      BOOK          BOOK      TANG.
    COMPANY NAME                   DESCRIPTION                       VALUE          VALUE     BOOK
---------------------- -----------------------------------          --------        ------   ------
Apropos Technology     Develops and supports a solution for         $   69.0        0.59 X   0.59 X
                       managing customer interaction
Document Sciences      Document automation software used in            18.70        0.27     0.30
                       high-volume publishing
Edgewater Technology   Full-service provider of consulting and         73.95        0.37     0.55
                       system integration services
ESPS                   Publishing software solutions for               21.39        0.77     0.81
                       document-intensive industries
Landacorp              B-to-B internet-based medical management        16.41        0.88     1.63
                       solutions
Mercator Software      Software and services to integrate              19.49        0.74     3.57
                       business applications
Pervasive Software     Software that reduces the costs of Web          28.62        0.70     0.72
                       applications
PFSweb                 Transaction management services to              47.65        0.39     0.39
                       e-commerce companies
SVI Solutions (1)      System software for enterprise retailers        -5.77        0.74      N/M
                       and retail chains
Vertex Interactive     Supply chain management software and           101.00        0.57     0.61
                       systems

Criteria:

Software companies with:

  a)  $10 m <Sales <$75 m

  c)  $(10 m) <EBIT <$0 m

  b)  Market cap.> $10 m

COMPARABLE PUBLIC COMPANIES
CONCLUSIONS

- Ecometry is undervalued when compared to its public competitors, but Ecometry's situation is materially different

         - For most part, public comps are profitable or will reach profitability in very near term

         - Direct comparables have greater historical and expected growth rates

         -        Direct comparables are larger and serve multiple markets

         -        Direct comparables have significant research coverage

- Analyzing "small" software companies produces valuations that are lower than those afforded to Ecometry's direct comps

- Further analysis of those software companies losing up to $10 million in EBIT shows that companies trade at a fraction of their book value

CONCLUSIONS

CONCLUSIONS

- Ecometry is clearly undervalued in the public markets regardless of the valuation methodology used in the analysis

- Ecometry's financial condition and operating performance make determining the appropriate valuation for the Company very challenging

         -        Very strong balance sheet

         -        Negative operating trends

         -        Modest projected cash burn rate

- Our preliminary valuation analysis produced a broad range of values depending on the methodology used

CONCLUSIONS
VALUATION SUMMARY

                                              ECOMETRY     MEDIAN      TEV          LESS:         MVE      PRICE PER
APPROACH                                     STATISTIC    MULTIPLE  INDICATION    NET DEBT     INDICATION    SHARE
--------                                     ---------    --------  ----------    --------     ----------  ----------

Current Ecometry Book Value                                                                     $ 41,641     $ 3.35

Liquidation Value                                                                               $ 32,705     $ 2.63

Precedent M&A Transactions

  Software Companies
      TTM Revenues                            $38,854       4.60 x   $178,727     $(37,650)     $216,378     $17.39
      Tangible Book Value (6/01)               41,556       8.50      315,578     $(37,650)      353,229     $28.38

  Going-Private Transactions

      TTM Revenues                            $38,854       0.60 x   $ 23,312     $(37,650)     $ 60,963     $ 4.90
      Tangible Book Value (6/01)               41,556       2.20       53,773     $(37,650)       91,424     $ 7.35

Discounted Cash Flow

  Low (35% WACC; .7x Terminal Multiple)                              $ 6,999      $(37,650)     $ 44,649     $ 3.59
  High (20% WACC; 1.2x Terminal Multiple)                             26,268      $(37,650)       63,918     $ 5.14

Comparable Public Companies
  Direct Comparables (A)
      TTM Revenues                            $38,854       2.10 x   $ 81,593     $(37,650)     $119,243     $ 9.58
      Tangible Book Value (6/01)               41,556       3.30       99,485     $(37,650)      137,136     $11.02

  Other Software Companies
      Tangible Book Value (6/01)               41,556       2.50       66,240     $(37,650)      103,891     $ 8.35
